UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
October 31, 2021
MFS®  Global Equity Fund
LGE-ANN

MFS® Global Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, the effectiveness of vaccines appears to wane over time, and their uneven distribution impacts the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has begun to taper its bond buying, which has pushed up Treasury yields, particularly on the short end of the yield curve. Having passed a $1.9 trillion stimulus package in March and a $1.1 trillion infrastructure bill in November, the U.S. Congress aims to approve additional stimulus later this year. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation.
Since midyear, global economic growth has moderated, with the spread of the Delta variant of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
December 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Thermo Fisher Scientific, Inc.	3.6%
Schneider Electric SE	3.0%
Accenture PLC, “A”	2.9%
Comcast Corp., “A”	2.8%
Medtronic PLC	2.7%
Visa, Inc., “A”	2.7%
Roche Holding AG	2.5%
Nestle S.A.	2.5%
LVMH Moet Hennessy Louis Vuitton SE	2.4%
Diageo PLC	2.4%
GICS equity sectors (g)
Industrials	20.0%
Health Care	19.9%
Information Technology	15.3%
Consumer Staples	13.6%
Financials	9.4%
Consumer Discretionary	8.4%
Communication Services	6.9%
Materials	6.0%
Equity Warrants (o)	0.0%
Issuer country weightings (x)
United States	56.8%
France	11.2%
Switzerland	8.3%
United Kingdom	6.8%
Germany	3.8%
Canada	3.0%
Netherlands	2.8%
Japan	2.1%
Sweden	1.6%
Other Countries	3.6%
Currency exposure weightings (y)
United States Dollar	58.8%
Euro	20.9%
Swiss Franc	8.3%
British Pound Sterling	6.8%
Japanese Yen	2.1%
Swedish Krona	1.6%
South Korean Won	0.8%
Danish Krone	0.5%
Mexican Peso	0.2%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
2

Portfolio Composition - continued
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of October 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended October 31, 2021, Class A shares of the MFS Global Equity Fund (fund) provided a total return of 37.58%, at net asset value. This compares with a return of 40.42% for the fund’s benchmark, the MSCI World Index (net div).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of the Delta variant, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve indicated it will reduce the pace of its asset purchases beginning in November. The European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher late in the period amid higher inflation, signs of a crest in the Delta variant wave and on expectations of a tighter Fed.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Stock selection and, to a lesser extent, an underweight position in the information technology sector detracted from the fund's performance relative to the MSCI World Index. Within this sector, not holding shares of software giant Microsoft and computer graphics processor maker NVIDIA weakened relative results. The fund's overweight positions in global banking and payment technologies provider Fidelity National Information Services, global payments technology company Visa and financial technology services provider Fiserv also hindered relative returns.
Not holding any stocks in the strong-performing energy sector held back the fund's relative returns. There were no individual securities within this sector, either in the fund or benchmark, that were among the fund's top relative detractors for the reporting period.
An overweight position in the consumer staples sector also detracted from relative performance, led by the fund's overweight positions in household products manufacturer Reckitt Benckiser (United Kingdom) and personal care products maker
4

Management Review - continued
Essity (Sweden). The stock price of Reckitt Benckiser depreciated after the company posted disappointing financial results, driven by a sharp slowdown in its hygiene products segment, which had previously benefited from COVID-19, coupled with higher costs and softer guidance.
Elsewhere, not holding shares of electric vehicle manufacturer Tesla and technology company Alphabet dampened relative performance. The stock price of Alphabet rose steadily throughout the reporting period, propelled by strong advertising sales across both search and YouTube and robust growth in its cloud services business. In addition, an overweight position in medical device maker Medtronic further held back the fund's relative returns.
Contributors to Performance
Stock selection in the consumer discretionary sector contributed to relative performance. Within this sector, not holding shares of internet retailer Amazon.com, and the fund's overweight positions in luxury goods companies LVMH Moet Hennessy Louis Vuitton (France) and Compagnie Financiere Richemont (Switzerland), benefited relative results. The stock price of Amazon.com lagged broader equity markets as the company experienced weaker-than-expected online store revenue growth, as more markets reopened from the pandemic, and as the acceptance of COVID-19 vaccines improved mobility trends in many economies. Additionally, the company’s long-time CEO, Jeff Bezos, announced his transition away from operating the company and into an executive chair position, which may have further pressured the stock.
Stock selection in the industrials sector also bolstered relative performance. Within this sector, the fund's overweight positions in railroad company Kansas City Southern and consumer credit reporting agency Equifax aided relative performance.
The fund's avoidance of the utilities sector supported relative returns. There were no individual securities within this sector, either in the fund or the benchmark, that were among the fund's top relative contributors for the reporting period.
Stocks in other sectors that helped relative returns included the fund's overweight positions in financial services firms Goldman Sachs Group and Charles Schwab, IT servicing firm Accenture, payment card services company American Express and enterprise software products maker Oracle. The stock price of Goldman Sachs rose as the company reported strong financial results that benefited from higher capital market revenue, solid investment banking fees and growth in its consumer & wealth management division.
Respectfully,
Portfolio Manager(s)
Ryan McAllister and Roger Morley
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 10/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 10/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	37.58%	14.17%	12.23%	N/A
B	12/29/86	36.56%	13.32%	11.40%	N/A
C	1/03/94	36.54%	13.31%	11.40%	N/A
I	1/02/97	37.91%	14.45%	12.51%	N/A
R1	4/01/05	36.57%	13.31%	11.40%	N/A
R2	10/31/03	37.22%	13.88%	11.96%	N/A
R3	4/01/05	37.60%	14.17%	12.23%	N/A
R4	4/01/05	37.94%	14.45%	12.51%	N/A
R6	6/01/12	38.06%	14.56%	N/A	13.29%
Comparative benchmark(s)

MSCI World Index (net div) (f)	40.42%	15.45%	12.19%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	29.67%	12.82%	11.57%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	32.56%	13.07%	11.40%	N/A
C With CDSC (1% for 12 months) (v)	35.54%	13.31%	11.40%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
7

Performance Summary  - continued
Benchmark Definition(s)
MSCI World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2021 through October 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Expenses Paid During Period (p) 5/01/21-10/31/21
A	Actual	1.12%	$1,000.00	$1,049.22	$5.78
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70
B	Actual	1.87%	$1,000.00	$1,045.39	$9.64
	Hypothetical (h)	1.87%	$1,000.00	$1,015.78	$9.50
C	Actual	1.87%	$1,000.00	$1,045.33	$9.64
	Hypothetical (h)	1.87%	$1,000.00	$1,015.78	$9.50
I	Actual	0.87%	$1,000.00	$1,050.70	$4.50
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
R1	Actual	1.87%	$1,000.00	$1,045.50	$9.64
	Hypothetical (h)	1.87%	$1,000.00	$1,015.78	$9.50
R2	Actual	1.37%	$1,000.00	$1,047.90	$7.07
	Hypothetical (h)	1.37%	$1,000.00	$1,018.30	$6.97
R3	Actual	1.12%	$1,000.00	$1,049.41	$5.79
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70
R4	Actual	0.87%	$1,000.00	$1,050.75	$4.50
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
R6	Actual	0.78%	$1,000.00	$1,051.17	$4.03
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
10/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.5%
Aerospace & Defense – 3.2%
Honeywell International, Inc.	370,419	$ 80,981,002
MTU Aero Engines Holding AG	72,156	16,044,363
Rolls-Royce Holdings PLC (a)	13,051,354	23,548,510
		$120,573,875
Airlines – 0.8%
Aena S.A. (a)	190,647	$ 31,217,951
Alcoholic Beverages – 5.8%
Carlsberg Group	114,443	$ 18,878,204
Diageo PLC	1,822,727	90,599,988
Heineken N.V.	511,592	56,667,982
Pernod Ricard S.A.	247,274	56,798,146
		$222,944,320
Apparel Manufacturers – 4.3%
Burberry Group PLC	888,217	$ 23,448,333
Compagnie Financiere Richemont S.A.	391,833	48,401,390
LVMH Moet Hennessy Louis Vuitton SE	115,977	90,791,806
		$162,641,529
Automotive – 0.6%
Aptiv PLC (a)	127,787	$ 22,093,094
Broadcasting – 2.7%
Omnicom Group, Inc.	115,674	$ 7,875,086
Walt Disney Co. (a)	386,792	65,394,924
WPP Group PLC	2,045,635	29,563,288
		$102,833,298
Brokerage & Asset Managers – 2.0%
Charles Schwab Corp.	738,259	$ 60,559,386
Deutsche Boerse AG	100,749	16,724,495
		$77,283,881
Business Services – 10.3%
Accenture PLC, “A”	305,225	$ 109,511,678
Adecco S.A.	227,180	11,430,955
Brenntag AG	209,357	19,903,453
Cognizant Technology Solutions Corp., “A”	508,510	39,709,546
Compass Group PLC (a)	1,170,165	24,822,154
Equifax, Inc.	192,997	53,543,158
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
Fidelity National Information Services, Inc.	428,037	$ 47,400,817
Fiserv, Inc. (a)	485,394	47,806,455
PayPal Holdings, Inc. (a)	167,708	39,007,204
		$393,135,420
Cable TV – 2.8%
Comcast Corp., “A”	2,095,871	$ 107,790,646
Chemicals – 2.3%
3M Co.	271,569	$ 48,523,949
PPG Industries, Inc.	249,325	40,034,115
		$88,558,064
Computer Software – 2.8%
Check Point Software Technologies Ltd. (a)	299,769	$ 35,852,372
Oracle Corp.	730,820	70,114,871
		$105,967,243
Computer Software - Systems – 1.2%
Cisco Systems, Inc.	275,510	$ 15,420,295
Samsung Electronics Co. Ltd.	522,249	31,288,982
		$46,709,277
Construction – 0.5%
Otis Worldwide Corp.	239,709	$ 19,251,030
Consumer Products – 4.3%
Colgate-Palmolive Co.	400,286	$ 30,497,790
Essity AB	1,889,921	61,134,147
International Flavors & Fragrances, Inc.	145,361	21,433,479
Reckitt Benckiser Group PLC	626,769	50,822,560
		$163,887,976
Electrical Equipment – 4.7%
Amphenol Corp., “A”	303,636	$ 23,310,136
Legrand S.A.	407,443	44,387,427
Schneider Electric SE	655,015	112,746,684
		$180,444,247
Electronics – 1.1%
Hoya Corp.	149,900	$ 22,051,306
Microchip Technology, Inc.	250,706	18,574,807
		$40,626,113
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 4.0%
Danone S.A.	928,170	$ 60,461,551
Nestle S.A.	711,595	93,900,074
		$154,361,625
Gaming & Lodging – 1.1%
Marriott International, Inc., “A” (a)	144,260	$ 23,084,485
Whitbread PLC (a)	392,737	17,575,604
		$40,660,089
Insurance – 2.5%
Aon PLC	168,309	$ 53,845,415
Willis Towers Watson PLC	164,647	39,890,675
		$93,736,090
Internet – 1.1%
eBay, Inc.	541,424	$ 41,538,049
Machinery & Tools – 1.4%
Carrier Global Corp.	205,091	$ 10,711,903
Kubota Corp.	2,008,500	42,820,490
		$53,532,393
Major Banks – 2.9%
Erste Group Bank AG	282,924	$ 12,133,931
Goldman Sachs Group, Inc.	157,944	65,286,153
UBS AG	1,916,310	34,837,243
		$112,257,327
Medical Equipment – 14.8%
Abbott Laboratories	456,364	$ 58,820,756
Boston Scientific Corp. (a)	1,173,648	50,619,438
Cooper Cos., Inc.	90,466	37,717,085
EssilorLuxottica	77,847	16,099,413
Medtronic PLC	868,954	104,152,826
Olympus Corp.	664,200	14,373,093
Sonova Holding AG	33,127	13,687,139
Stryker Corp.	246,209	65,508,829
Thermo Fisher Scientific, Inc.	217,058	137,412,908
Waters Corp. (a)	92,754	34,091,733
Zimmer Biomet Holdings, Inc.	216,876	31,039,293
		$563,522,513
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 4.6%
American Express Co.	278,535	$ 48,403,812
Grupo Financiero Banorte S.A. de C.V.	1,250,504	7,917,389
Julius Baer Group Ltd.	237,604	17,174,129
Visa, Inc., “A”	491,404	104,064,625
		$177,559,955
Pharmaceuticals – 5.0%
Bayer AG	663,632	$ 37,337,609
Merck KGaA	242,313	57,199,244
Roche Holding AG	246,564	95,342,927
		$189,879,780
Printing & Publishing – 0.1%
Wolters Kluwer N.V.	55,190	$ 5,782,799
Railroad & Shipping – 5.3%
Canadian National Railway Co.	578,765	$ 76,923,656
Canadian Pacific Railway Ltd.	478,350	37,024,290
Kansas City Southern Co.	173,683	53,885,151
Union Pacific Corp.	141,717	34,210,484
		$202,043,581
Specialty Chemicals – 4.4%
Akzo Nobel N.V.	383,934	$ 44,125,351
L'Air Liquide S.A.	195,084	32,528,587
Linde PLC	225,151	72,486,464
Linde PLC	59,441	18,973,567
		$168,113,969
Specialty Stores – 0.4%
Hermes International	8,596	$ 13,618,626
Telecommunications - Wireless – 1.4%
Liberty Broadband Corp. (a)	333,386	$ 54,158,556
Trucking – 1.1%
United Parcel Service, Inc., “B”	197,512	$ 42,162,887
Total Common Stocks (Identified Cost, $1,867,257,147)		$3,798,886,203

14

Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $0)	CHF 67.00	11/20/23	846,954	$ 610,517

Investment Companies (h) – 0.2%
Money Market Funds – 0.2%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $7,189,905)	7,189,905	$ 7,189,905

Other Assets, Less Liabilities – 0.3%		10,766,422
Net Assets – 100.0%		$3,817,453,047

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $7,189,905 and $3,799,496,720, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CHF	Swiss Franc
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 10/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $1,867,257,147)	$3,799,496,720
Investments in affiliated issuers, at value (identified cost, $7,189,905)	7,189,905
Receivables for
Investments sold	68,202
Fund shares sold	4,584,952
Dividends	10,927,837
Total assets	$3,822,267,616
Liabilities
Payable to custodian	$597
Payables for
Fund shares reacquired	3,542,672
Payable to affiliates
Investment adviser	304,845
Administrative services fee	5,569
Shareholder servicing costs	683,979
Distribution and service fees	42,247
Payable for independent Trustees' compensation	3,773
Accrued expenses and other liabilities	230,887
Total liabilities	$4,814,569
Net assets	$3,817,453,047
Net assets consist of
Paid-in capital	$1,711,026,260
Total distributable earnings (loss)	2,106,426,787
Net assets	$3,817,453,047
Shares of beneficial interest outstanding	61,892,193
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$857,803,582	14,119,188	$60.75
Class B	15,165,754	274,352	55.28
Class C	112,938,812	2,147,849	52.58
Class I	1,245,750,162	19,902,565	62.59
Class R1	2,080,810	38,537	54.00
Class R2	36,791,040	625,147	58.85
Class R3	88,285,177	1,463,629	60.32
Class R4	95,163,511	1,558,021	61.08
Class R6	1,363,474,199	21,762,905	62.65

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $64.46 [100 / 94.25 x $60.75]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 10/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$54,044,899
Income on securities loaned	36,659
Dividends from affiliated issuers	9,001
Other	386
Foreign taxes withheld	(3,510,543)
Total investment income	$50,580,402
Expenses
Management fee	$26,773,357
Distribution and service fees	3,849,859
Shareholder servicing costs	2,486,493
Administrative services fee	468,139
Independent Trustees' compensation	49,645
Custodian fee	329,790
Shareholder communications	157,913
Audit and tax fees	123,489
Legal fees	19,478
Miscellaneous	237,674
Total expenses	$34,495,837
Fees paid indirectly	(9)
Reduction of expenses by investment adviser and distributor	(438,609)
Net expenses	$34,057,219
Net investment income (loss)	$16,523,183
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$186,893,675
Foreign currency	(81,721)
Net realized gain (loss)	$186,811,954
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$863,667,166
Translation of assets and liabilities in foreign currencies	(29,649)
Net unrealized gain (loss)	$863,637,517
Net realized and unrealized gain (loss)	$1,050,449,471
Change in net assets from operations	$1,066,972,654
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/21	10/31/20
Change in net assets
From operations
Net investment income (loss)	$16,523,183	$20,677,286
Net realized gain (loss)	186,811,954	71,820,605
Net unrealized gain (loss)	863,637,517	(73,221,313)
Change in net assets from operations	$1,066,972,654	$19,276,578
Total distributions to shareholders	$(81,529,939)	$(66,891,427)
Change in net assets from fund share transactions	$(30,794,218)	$(76,077,603)
Total change in net assets	$954,648,497	$(123,692,452)
Net assets
At beginning of period	2,862,804,550	2,986,497,002
At end of period	$3,817,453,047	$2,862,804,550
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$45.22	$45.79	$41.44	$43.43	$36.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.25	$0.42	$0.40	$0.27(c)
Net realized and unrealized gain (loss)	16.60	0.16(g)	6.10	(1.23)	7.66
Total from investment operations	$16.77	$0.41	$6.52	$(0.83)	$7.93
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.45)	$(0.42)	$(0.29)	$(0.21)
From net realized gain	(1.01)	(0.53)	(1.75)	(0.87)	(0.29)
Total distributions declared to shareholders	$(1.24)	$(0.98)	$(2.17)	$(1.16)	$(0.50)
Net asset value, end of period (x)	$60.75	$45.22	$45.79	$41.44	$43.43
Total return (%) (r)(s)(t)(x)	37.58	0.83	16.67	(1.99)	22.28(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.16	1.17	1.16	1.17(c)
Expenses after expense reductions (f)	1.13	1.15	1.15	1.15	1.16(c)
Net investment income (loss)	0.29	0.55	0.98	0.91	0.68(c)
Portfolio turnover	10	9	7	12	10
Net assets at end of period (000 omitted)	$857,804	$667,074	$721,141	$671,000	$703,516
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$41.35	$41.93	$38.09	$40.03	$33.26
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.23)	$(0.09)	$0.10	$0.06	$(0.02)(c)
Net realized and unrealized gain (loss)	15.17	0.15(g)	5.60	(1.12)	7.08
Total from investment operations	$14.94	$0.06	$5.70	$(1.06)	$7.06
Less distributions declared to shareholders
From net investment income	$—	$(0.11)	$(0.11)	$(0.01)	$—
From net realized gain	(1.01)	(0.53)	(1.75)	(0.87)	(0.29)
Total distributions declared to shareholders	$(1.01)	$(0.64)	$(1.86)	$(0.88)	$(0.29)
Net asset value, end of period (x)	$55.28	$41.35	$41.93	$38.09	$40.03
Total return (%) (r)(s)(t)(x)	36.56	0.08	15.79	(2.73)	21.37(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.91	1.92	1.91	1.92(c)
Expenses after expense reductions (f)	1.87	1.90	1.91	1.90	1.91(c)
Net investment income (loss)	(0.45)	(0.21)	0.24	0.15	(0.04)(c)
Portfolio turnover	10	9	7	12	10
Net assets at end of period (000 omitted)	$15,166	$15,902	$22,592	$24,726	$29,043

Class C	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$39.38	$40.00	$36.44	$38.35	$31.88
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.22)	$(0.08)	$0.09	$0.06	$(0.02)(c)
Net realized and unrealized gain (loss)	14.43	0.14(g)	5.34	(1.07)	6.78
Total from investment operations	$14.21	$0.06	$5.43	$(1.01)	$6.76
Less distributions declared to shareholders
From net investment income	$—	$(0.15)	$(0.12)	$(0.03)	$—
From net realized gain	(1.01)	(0.53)	(1.75)	(0.87)	(0.29)
Total distributions declared to shareholders	$(1.01)	$(0.68)	$(1.87)	$(0.90)	$(0.29)
Net asset value, end of period (x)	$52.58	$39.38	$40.00	$36.44	$38.35
Total return (%) (r)(s)(t)(x)	36.54	0.09	15.78	(2.72)	21.36(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.91	1.92	1.91	1.92(c)
Expenses after expense reductions (f)	1.87	1.90	1.91	1.90	1.91(c)
Net investment income (loss)	(0.46)	(0.19)	0.23	0.16	(0.05)(c)
Portfolio turnover	10	9	7	12	10
Net assets at end of period (000 omitted)	$112,939	$110,351	$143,769	$149,669	$180,446
See Notes to Financial Statements
21

Financial Highlights – continued
Class I	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$46.55	$47.09	$42.57	$44.58	$36.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.37	$0.53	$0.52	$0.41(c)
Net realized and unrealized gain (loss)	17.08	0.18(g)	6.27	(1.27)	7.83
Total from investment operations	$17.39	$0.55	$6.80	$(0.75)	$8.24
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.56)	$(0.53)	$(0.39)	$(0.31)
From net realized gain	(1.01)	(0.53)	(1.75)	(0.87)	(0.29)
Total distributions declared to shareholders	$(1.35)	$(1.09)	$(2.28)	$(1.26)	$(0.60)
Net asset value, end of period (x)	$62.59	$46.55	$47.09	$42.57	$44.58
Total return (%) (r)(s)(t)(x)	37.91	1.10	16.94	(1.76)	22.60(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.91	0.92	0.91	0.92(c)
Expenses after expense reductions (f)	0.88	0.90	0.91	0.90	0.91(c)
Net investment income (loss)	0.53	0.80	1.21	1.17	1.01(c)
Portfolio turnover	10	9	7	12	10
Net assets at end of period (000 omitted)	$1,245,750	$908,819	$947,284	$935,292	$1,070,007
See Notes to Financial Statements
22

Financial Highlights – continued
Class R1	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$40.41	$40.97	$37.25	$39.18	$32.56
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.23)	$(0.09)	$0.09	$0.06	$(0.02)(c)
Net realized and unrealized gain (loss)	14.83	0.15(g)	5.47	(1.09)	6.93
Total from investment operations	$14.60	$0.06	$5.56	$(1.03)	$6.91
Less distributions declared to shareholders
From net investment income	$—	$(0.09)	$(0.09)	$(0.03)	$—
From net realized gain	(1.01)	(0.53)	(1.75)	(0.87)	(0.29)
Total distributions declared to shareholders	$(1.01)	$(0.62)	$(1.84)	$(0.90)	$(0.29)
Net asset value, end of period (x)	$54.00	$40.41	$40.97	$37.25	$39.18
Total return (%) (r)(s)(t)(x)	36.57	0.08	15.77	(2.73)	21.37(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.91	1.92	1.91	1.92(c)
Expenses after expense reductions (f)	1.87	1.90	1.91	1.90	1.91(c)
Net investment income (loss)	(0.46)	(0.23)	0.22	0.16	(0.05)(c)
Portfolio turnover	10	9	7	12	10
Net assets at end of period (000 omitted)	$2,081	$1,556	$2,485	$2,538	$3,411

Class R2	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$43.83	$44.38	$40.21	$42.16	$34.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.13	$0.31	$0.28	$0.18(c)
Net realized and unrealized gain (loss)	16.09	0.16(g)	5.91	(1.19)	7.43
Total from investment operations	$16.11	$0.29	$6.22	$(0.91)	$7.61
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.31)	$(0.30)	$(0.17)	$(0.12)
From net realized gain	(1.01)	(0.53)	(1.75)	(0.87)	(0.29)
Total distributions declared to shareholders	$(1.09)	$(0.84)	$(2.05)	$(1.04)	$(0.41)
Net asset value, end of period (x)	$58.85	$43.83	$44.38	$40.21	$42.16
Total return (%) (r)(s)(t)(x)	37.22	0.59	16.36	(2.24)	21.97(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.41	1.42	1.41	1.42(c)
Expenses after expense reductions (f)	1.38	1.40	1.41	1.40	1.41(c)
Net investment income (loss)	0.04	0.30	0.76	0.66	0.45(c)
Portfolio turnover	10	9	7	12	10
Net assets at end of period (000 omitted)	$36,791	$27,772	$37,042	$40,944	$52,489
See Notes to Financial Statements
23

Financial Highlights – continued
Class R3	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$44.89	$45.46	$41.16	$43.14	$35.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.24	$0.41	$0.39	$0.28(c)
Net realized and unrealized gain (loss)	16.49	0.17(g)	6.06	(1.21)	7.60
Total from investment operations	$16.65	$0.41	$6.47	$(0.82)	$7.88
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.45)	$(0.42)	$(0.29)	$(0.21)
From net realized gain	(1.01)	(0.53)	(1.75)	(0.87)	(0.29)
Total distributions declared to shareholders	$(1.22)	$(0.98)	$(2.17)	$(1.16)	$(0.50)
Net asset value, end of period (x)	$60.32	$44.89	$45.46	$41.16	$43.14
Total return (%) (r)(s)(t)(x)	37.60	0.83	16.65	(2.00)	22.29(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.16	1.17	1.16	1.17(c)
Expenses after expense reductions (f)	1.13	1.15	1.16	1.15	1.16(c)
Net investment income (loss)	0.29	0.54	0.97	0.90	0.70(c)
Portfolio turnover	10	9	7	12	10
Net assets at end of period (000 omitted)	$88,285	$70,852	$91,019	$90,003	$108,852

Class R4	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$45.44	$45.98	$41.63	$43.62	$36.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.36	$0.54	$0.51	$0.38(c)
Net realized and unrealized gain (loss)	16.69	0.17(g)	6.09	(1.23)	7.68
Total from investment operations	$16.99	$0.53	$6.63	$(0.72)	$8.06
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.54)	$(0.53)	$(0.40)	$(0.30)
From net realized gain	(1.01)	(0.53)	(1.75)	(0.87)	(0.29)
Total distributions declared to shareholders	$(1.35)	$(1.07)	$(2.28)	$(1.27)	$(0.59)
Net asset value, end of period (x)	$61.08	$45.44	$45.98	$41.63	$43.62
Total return (%) (r)(s)(t)(x)	37.94	1.09	16.93	(1.75)	22.61(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.91	0.92	0.91	0.92(c)
Expenses after expense reductions (f)	0.88	0.90	0.91	0.90	0.91(c)
Net investment income (loss)	0.53	0.80	1.25	1.16	0.96(c)
Portfolio turnover	10	9	7	12	10
Net assets at end of period (000 omitted)	$95,164	$84,424	$97,861	$136,066	$142,713
See Notes to Financial Statements
24

Financial Highlights – continued
Class R6	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$46.58	$47.13	$42.61	$44.61	$36.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.41	$0.59	$0.54	$0.41(c)
Net realized and unrealized gain (loss)	17.11	0.17(g)	6.26	(1.24)	7.86
Total from investment operations	$17.47	$0.58	$6.85	$(0.70)	$8.27
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.60)	$(0.58)	$(0.43)	$(0.33)
From net realized gain	(1.01)	(0.53)	(1.75)	(0.87)	(0.29)
Total distributions declared to shareholders	$(1.40)	$(1.13)	$(2.33)	$(1.30)	$(0.62)
Net asset value, end of period (x)	$62.65	$46.58	$47.13	$42.61	$44.61
Total return (%) (r)(s)(t)(x)	38.06	1.17	17.07	(1.66)	22.71(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.82	0.83	0.81	0.83(c)
Expenses after expense reductions (f)	0.78	0.81	0.82	0.80	0.82(c)
Net investment income (loss)	0.63	0.89	1.35	1.20	0.99(c)
Portfolio turnover	10	9	7	12	10
Net assets at end of period (000 omitted)	$1,363,474	$976,055	$923,304	$809,357	$1,034,078

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While still evaluating the impact to the fund of the June 30, 2023 discontinuation of the more commonly used U.S. dollar LIBOR settings, management has concluded that the December 31, 2021 planned cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings will not have a material impact on the fund.
26

Notes to Financial Statements  - continued
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the
27

Notes to Financial Statements  - continued
issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,150,898,562	$—	$—	$2,150,898,562
France	427,432,240	—	—	427,432,240
Switzerland	315,384,374	—	—	315,384,374
United Kingdom	260,380,437	—	—	260,380,437
Germany	147,209,164	—	—	147,209,164
Canada	113,947,946	—	—	113,947,946
Netherlands	106,576,132	—	—	106,576,132
Japan	—	79,244,889	—	79,244,889
Sweden	61,134,147	—	—	61,134,147
Other Countries	105,999,847	31,288,982	—	137,288,829
Mutual Funds	7,189,905	—	—	7,189,905
Total	$3,696,152,754	$110,533,871	$—	$3,806,686,625
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses
28

Notes to Financial Statements  - continued
are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
29

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/21	Year ended 10/31/20
Ordinary income (including any short-term capital gains)	$19,000,381	$33,000,388
Long-term capital gains	62,529,558	33,891,039
Total distributions	$81,529,939	$66,891,427
30

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/21
Cost of investments	$1,884,690,428
Gross appreciation	1,975,182,594
Gross depreciation	(53,186,397)
Net unrealized appreciation (depreciation)	$1,921,996,197
Undistributed ordinary income	19,228,189
Undistributed long-term capital gain	164,943,373
Other temporary differences	259,028
Total distributable earnings (loss)	$2,106,426,787
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/21	Year ended 10/31/20
Class A	$18,069,813	$15,257,290
Class B	379,523	332,572
Class C	2,775,096	2,427,174
Class I	26,343,700	20,515,399
Class R1	38,933	31,441
Class R2	669,457	671,597
Class R3	1,864,571	1,994,284
Class R4	2,144,683	2,161,587
Class R6	29,244,163	23,500,083
Total	$81,529,939	$66,891,427
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion and up to $5 billion	0.65%
In excess of $5 billion	0.60%
31

Notes to Financial Statements  - continued
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended October 31, 2021, this management fee reduction amounted to $438,158, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $107,967 for the year ended October 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 2,063,031
Class B	0.75%	0.25%	1.00%	1.00%	172,750
Class C	0.75%	0.25%	1.00%	1.00%	1,198,589
Class R1	0.75%	0.25%	1.00%	1.00%	19,783
Class R2	0.25%	0.25%	0.50%	0.50%	181,616
Class R3	—	0.25%	0.25%	0.25%	214,090
Total Distribution and Service Fees					$3,849,859
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2021, this rebate amounted to $432, $5, $2, and $12 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
32

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2021, were as follows:
Amount
Class A	$11,661
Class B	9,787
Class C	4,491
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2021, the fee was $249,188, which equated to 0.0070% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,237,305.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.0131% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $235 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2021. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,683 at October 31, 2021, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
33

Notes to Financial Statements  - continued
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $6,395,762 and $890,218, respectively. The sales transactions resulted in net realized gains (losses) of $205,500.
(4) Portfolio Securities
For the year ended October 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $355,226,684 and $443,362,089, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,775,292	$99,973,867	2,062,029	$91,464,449
Class B	2,428	120,744	2,606	106,338
Class C	175,401	8,503,213	302,426	11,783,499
Class I	4,491,898	262,991,444	6,865,754	306,885,476
Class R1	2,992	149,109	9,220	368,033
Class R2	200,658	10,698,239	134,019	5,895,820
Class R3	360,080	19,887,781	448,540	19,864,316
Class R4	253,665	14,349,731	505,937	22,515,810
Class R6	4,956,206	289,184,502	5,586,226	258,159,146
	12,218,620	$705,858,630	15,916,757	$717,042,887
Shares issued to shareholders in reinvestment of distributions
Class A	326,776	$16,721,145	305,365	$14,217,807
Class B	7,844	367,633	7,548	323,425
Class C	58,709	2,617,845	51,964	2,120,668
Class I	462,774	24,341,891	387,697	18,535,791
Class R1	850	38,933	751	31,441
Class R2	13,177	654,619	13,739	621,256
Class R3	36,697	1,864,571	43,148	1,994,284
Class R4	40,089	2,057,798	44,261	2,066,111
Class R6	533,533	28,069,162	470,482	22,493,742
	1,480,449	$76,733,597	1,324,955	$62,404,525
34

Notes to Financial Statements  - continued
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(2,733,635)	$(155,336,243)	(3,366,891)	$(147,063,778)
Class B	(120,501)	(6,250,746)	(164,410)	(6,623,338)
Class C	(888,750)	(43,001,502)	(1,146,313)	(44,353,628)
Class I	(4,577,295)	(263,218,385)	(7,845,143)	(349,278,053)
Class R1	(3,798)	(194,160)	(32,139)	(1,334,423)
Class R2	(222,391)	(12,159,216)	(348,777)	(15,301,223)
Class R3	(511,349)	(28,176,012)	(915,597)	(40,775,067)
Class R4	(593,510)	(32,317,749)	(820,637)	(36,807,117)
Class R6	(4,679,404)	(272,732,432)	(4,696,642)	(213,988,388)
	(14,330,633)	$(813,386,445)	(19,336,549)	$(855,525,015)
Net change
Class A	(631,567)	$(38,641,231)	(999,497)	$(41,381,522)
Class B	(110,229)	(5,762,369)	(154,256)	(6,193,575)
Class C	(654,640)	(31,880,444)	(791,923)	(30,449,461)
Class I	377,377	24,114,950	(591,692)	(23,856,786)
Class R1	44	(6,118)	(22,168)	(934,949)
Class R2	(8,556)	(806,358)	(201,019)	(8,784,147)
Class R3	(114,572)	(6,423,660)	(423,909)	(18,916,467)
Class R4	(299,756)	(15,910,220)	(270,439)	(12,225,196)
Class R6	810,335	44,521,232	1,360,066	66,664,500
	(631,564)	$(30,794,218)	(2,094,837)	$(76,077,603)
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings,
35

Notes to Financial Statements  - continued
at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2021, the fund’s commitment fee and interest expense were $13,955 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$17,796,799	$346,469,367	$357,076,261	$—	$—	$7,189,905

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$9,001	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
36

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Global Equity Fund and the Board of Trustees of MFS Series Trust VI
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
37

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
December 15, 2021
38

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 58)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
39

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
42

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Ryan McAllister Roger Morley
43

Board Review of Investment Advisory Agreement
MFS Global Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
44

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
45

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services
46

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
47

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $88,386,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 85.02% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
48

Federal Tax Information (unaudited) - continued
Income derived from foreign sources was $36,040,933. The fund intends to pass through foreign tax credits of $3,678,542 for the fiscal year.
49

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
51

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
October 31, 2021
MFS®  Global Total
Return Fund
MWT-ANN

MFS® Global Total
Return Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, the effectiveness of vaccines appears to wane over time, and their uneven distribution impacts the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has begun to taper its bond buying, which has pushed up Treasury yields, particularly on the short end of the yield curve. Having passed a $1.9 trillion stimulus package in March and a $1.1 trillion infrastructure bill in November, the U.S. Congress aims to approve additional stimulus later this year. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation.
Since midyear, global economic growth has moderated, with the spread of the Delta variant of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
December 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Top ten holdings (i)
U.S. Treasury Note 2 yr Future - DEC 2021	4.0%
Euro-Bobl 5 yr Future - DEC 2021	3.1%
Johnson & Johnson	1.7%
Roche Holding AG	1.7%
Government of Japan, 1.7%, 3/20/2032	1.2%
Schneider Electric SE	1.2%
U.S. Treasury 10 yr IRS Option, Pay 1.75%, 9/19/22	(1.9)%
U.S. Treasury Ultra Note 10 yr Future - DEC 2021	(2.3)%
U.S. Treasury Note 5 yr Future - DEC 2021	(3.1)%
Euro-Bund 10 yr Future - DEC 2021	(3.7)%
Composition including fixed income credit quality (a)(i)
AAA	3.7%
AA	3.3%
A	8.6%
BBB	13.5%
D (o)	0.0%
U.S. Government	3.8%
Federal Agencies	3.1%
Not Rated	(4.2)%
Non-Fixed Income	59.7%
Cash & Cash Equivalents	3.1%
Other	5.4%
GICS equity sectors (g)
Financials	13.3%
Industrials	9.9%
Health Care	8.8%
Consumer Staples	7.8%
Information Technology	7.3%
Communication Services	3.3%
Consumer Discretionary	2.9%
Materials	2.7%
Energy	1.7%
Utilities	1.7%
Real Estate	0.2%
Convertible Debt	0.1%

Portfolio Composition - continued
Fixed income sectors (i)
Investment Grade Corporates	11.1%
Non-U.S. Government Bonds	9.2%
Emerging Markets Bonds	6.0%
Mortgage-Backed Securities	3.1%
Commercial Mortgage-Backed Securities	1.7%
Collateralized Debt Obligations	0.9%
Municipal Bonds	0.3%
High Yield Corporates	0.3%
Asset-Backed Securities	0.2%
U.S. Government Agencies (o)	0.0%
U.S. Treasury Securities	(1.1)%
Issuer country weightings (i)(x)
United States	52.2%
Japan	7.0%
United Kingdom	6.1%
Switzerland	4.9%
France	3.8%
China	3.4%
Italy	2.9%
Canada	2.7%
Spain	2.0%
Other Countries	15.0%
Currency exposure weightings (i)(y)
United States Dollar	51.4%
Euro	15.7%
Japanese Yen	9.1%
British Pound Sterling	5.6%
Swiss Franc	4.7%
Canadian Dollar	2.9%
Chinese Renminbi	2.3%
South Korean Won	1.3%
Taiwan Dollar	0.9%
Other Currencies	6.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of October 31, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended October 31, 2021, Class A shares of the MFS Global Total Return Fund (fund) provided a total return of 19.88%, at net asset value. This compares with returns of 40.42% and -1.24% for the fund’s benchmarks, the MSCI World Index (net div) and the Bloomberg Global Aggregate Index (Bloomberg Index) (formerly Bloomberg Barclays Global Aggregate Index), respectively. The fund’s other benchmark, the MFS Global Total Return Blended Index (Blended Index), generated a total return of 22.30%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of the Delta variant, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve indicated it will reduce the pace of its asset purchases beginning in November. The European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher late in the period amid higher inflation, signs of a crest in the Delta variant wave and on expectations of a tighter Fed.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Within the equity portion of the fund, stock selection, and to a lesser extent, an underweight position in the information technology sector detracted from the fund's performance relative to the MSCI World Index. Within this sector, an underweight position in software giant Microsoft, and not holding shares of computer graphics processor maker NVIDIA, held back relative results. The stock price of Microsoft

Management Review - continued
appreciated as management reported earnings results that surpassed market estimates, driven by stronger-than-expected revenue in cloud computing at Azure and in its Productivity and Business Processes, Personal Computing and Gaming segments.
An overweight position and, to a lesser extent, stock selection in the consumer staples sector also weakened relative results, led by the fund's overweight positions in global consumer products company Colgate-Palmolive and office and consumer paper products maker Kimberly-Clark.
Stock selection in the communication services sector hindered relative performance. Within this sector, not holding shares of technology company Alphabet, and the fund's overweight position in telecommunications company KDDI (Japan), dampened relative results. The stock price of Alphabet rose steadily throughout the reporting period, propelled by strong advertising sales across both search and YouTube and robust growth in its cloud services business.
Elsewhere, not holding shares of electric vehicle manufacturer Tesla, and the fund's overweight positions in defense contractor Lockheed Martin, security services provider SECOM (Japan) and diversified medical products maker Johnson & Johnson, hindered relative returns.
Within the fixed income portion of the fund, the fund's foreign currency exposure to the Japanese yen, Canadian dollar and Chilean peso weakened performance relative to the Bloomberg Index.
Contributors to Performance
An overweight position and stock selection in the financials sector contributed to relative performance, driven by the fund's overweight positions in financial services firm Goldman Sachs, risk management and human capital consulting services provider Aon, financial services provider Charles Schwab and investment management and banking firm UBS (Switzerland). The stock price of Goldman Sachs rose as the company reported strong financial results that benefited from higher capital market revenue, solid investment banking fees and growth in its consumer & wealth management division.
Stock selection in the consumer discretionary sector also benefited relative results. Within this sector, not holding shares of internet retailer Amazon.com, and the fund's overweight positions in luxury goods company Richemont (Switzerland) and automotive systems manufacturer Magna International (Canada), aided relative performance. The stock price of Amazon.com lagged broader equity markets as the company experienced weaker-than-expected online store revenue growth, as more markets reopened from the pandemic, and as the acceptance of COVID-19 vaccines improved mobility trends in many economies. Additionally, the company’s long-time CEO, Jeff Bezos, announced his transition away from operating the company and into an executive chair position, which may have further pressured the stock.
Stocks in other sectors that further contributed to relative results included the fund's overweight positions in leading diversified industrial manufacturer Eaton (Ireland) and oil and gas company ConocoPhillips. Not holding shares of household products maker Procter & Gamble also helped.

Management Review - continued
Within the fixed income portion of the fund, yield curve(y) positioning, notably along the US dollar yield curve, benefited the fund's performance relative to the Bloomberg Index. Favorable security selection within “BBB” rated(r) bonds, and a lesser-than-benchmark exposure to the treasury sector also strengthened relative returns.
Respectfully,
Portfolio Manager(s)
Pilar Gomez-Bravo, Steven Gorham, Andy Li, Johnathan Munko, Vipin Narula, Henry Peabody, Jonathan Sage, Robert Spector, and Erik Weisman
Note to Shareholders: Effective December 31, 2020, Nevin Chitkara is no longer a Portfolio Manager of the fund. Effective January 1, 2021, Johnathan Munko was added as a Portfolio Manager of the fund. Effective June 30, 2021, Robert Persons is no longer a Portfolio Manager of the fund. Effective January 3, 2022, David Shindler will be added as a Portfolio Manager of the fund. Effective September 30, 2022, Vipin Narula will no longer be a Portfolio Manager of the fund.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 10/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/04/90	19.88%	8.01%	7.32%	N/A
B	9/07/93	18.96%	7.21%	6.52%	N/A
C	1/03/94	19.00%	7.21%	6.52%	N/A
I	1/02/97	20.23%	8.29%	7.59%	N/A
R1	4/01/05	18.99%	7.21%	6.52%	N/A
R2	10/31/03	19.61%	7.75%	7.05%	N/A
R3	4/01/05	19.88%	8.03%	7.33%	N/A
R4	4/01/05	20.19%	8.29%	7.59%	N/A
R6	6/01/12	20.26%	8.39%	N/A	8.07%
Comparative benchmark(s)

MSCI World Index (net div) (f)	40.42%	15.45%	12.19%	N/A
MFS Global Total Return Blended Index (f)(w)	22.30%	10.38%	8.09%	N/A
Bloomberg Global Aggregate Index (f)	(1.24)%	2.52%	1.70%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	12.98%	6.74%	6.69%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	14.96%	6.90%	6.52%	N/A
C With CDSC (1% for 12 months) (v)	18.00%	7.21%	6.52%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	As of October 31, 2021, the MFS Global Total Return Blended Index (a custom index) was comprised of 60% MSCI World Index (net div) and 40% Bloomberg Global Aggregate Index.
Benchmark Definition(s)
Bloomberg Global Aggregate Index(a) (formerly Bloomberg Barclays Global Aggregate Index) – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Performance Summary  - continued
MSCI World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2021 through October 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Expenses Paid During Period (p) 5/01/21-10/31/21
A	Actual	1.09%	$1,000.00	$1,025.07	$5.56
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
B	Actual	1.84%	$1,000.00	$1,021.04	$9.37
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
C	Actual	1.84%	$1,000.00	$1,021.49	$9.38
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
I	Actual	0.84%	$1,000.00	$1,026.63	$4.29
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
R1	Actual	1.84%	$1,000.00	$1,021.33	$9.37
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
R2	Actual	1.34%	$1,000.00	$1,024.10	$6.84
	Hypothetical (h)	1.34%	$1,000.00	$1,018.45	$6.82
R3	Actual	1.09%	$1,000.00	$1,025.67	$5.57
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
R4	Actual	0.84%	$1,000.00	$1,026.77	$4.29
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
R6	Actual	0.75%	$1,000.00	$1,027.05	$3.83
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
10/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 59.2%
Aerospace & Defense – 1.6%
Honeywell International, Inc.	55,142	$ 12,055,144
L3Harris Technologies, Inc.	24,042	5,542,643
Lockheed Martin Corp.	19,913	6,617,488
Northrop Grumman Corp.	13,404	4,788,177
		$29,003,452
Alcoholic Beverages – 1.4%
Diageo PLC	196,808	$ 9,782,487
Heineken N.V.	60,870	6,742,443
Kirin Holdings Co. Ltd.	86,500	1,505,769
Pernod Ricard S.A.	34,233	7,863,224
		$25,893,923
Apparel Manufacturers – 0.8%
Adidas AG	17,166	$ 5,621,776
Compagnie Financiere Richemont S.A.	75,561	9,333,714
		$14,955,490
Automotive – 1.3%
Aptiv PLC (a)	32,162	$ 5,560,488
Lear Corp.	26,702	4,588,739
LKQ Corp.	131,855	7,262,573
Magna International, Inc.	79,817	6,492,548
		$23,904,348
Biotechnology – 0.1%
Biogen, Inc. (a)	5,514	$ 1,470,474
Brokerage & Asset Managers – 1.5%
BlackRock, Inc.	4,513	$ 4,257,835
Cboe Global Markets, Inc.	45,550	6,009,867
Charles Schwab Corp.	156,633	12,848,605
IG Group Holdings PLC	25,048	272,007
NASDAQ, Inc.	22,642	4,751,877
		$28,140,191
Business Services – 2.6%
Accenture PLC, “A”	28,483	$ 10,219,415
Amdocs Ltd.	61,792	4,809,889
CGI, Inc. (a)	68,866	6,152,089
Equifax, Inc.	11,050	3,065,601

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
Experian PLC	90,834	$ 4,160,685
Fidelity National Information Services, Inc.	53,322	5,904,878
Fiserv, Inc. (a)	54,642	5,381,691
Nomura Research Institute Ltd.	84,400	3,390,423
Secom Co. Ltd.	73,800	5,018,625
		$48,103,296
Cable TV – 0.8%
Comcast Corp., “A”	288,774	$ 14,851,647
Chemicals – 0.7%
Eastman Chemical Co.	21,947	$ 2,283,147
PPG Industries, Inc.	68,702	11,031,480
		$13,314,627
Computer Software – 0.6%
Adobe Systems, Inc. (a)	2,029	$ 1,319,580
Microsoft Corp.	30,945	10,261,981
		$11,581,561
Computer Software - Systems – 2.3%
Amadeus IT Group S.A. (a)	91,822	$ 6,139,498
Asustek Computer, Inc.	68,000	865,508
Compal Electronics	932,000	820,337
Fujitsu Ltd.	45,400	7,835,475
Hitachi Ltd.	241,500	13,926,394
Hon Hai Precision Industry Co. Ltd.	939,000	3,633,503
Samsung Electronics Co. Ltd.	155,777	9,332,912
		$42,553,627
Construction – 1.1%
Masco Corp.	121,597	$ 7,970,683
Stanley Black & Decker, Inc.	35,940	6,459,496
Vulcan Materials Co.	33,782	6,422,634
		$20,852,813
Consumer Products – 1.7%
Colgate-Palmolive Co.	181,292	$ 13,812,638
Kimberly-Clark Corp.	71,968	9,319,136
Reckitt Benckiser Group PLC	107,016	8,677,562
		$31,809,336
Containers – 0.1%
Graphic Packaging Holding Co.	59,654	$ 1,188,904

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 2.0%
Johnson Controls International PLC	139,361	$ 10,224,917
Legrand S.A.	48,905	5,327,781
Schneider Electric SE	127,626	21,968,059
		$37,520,757
Electronics – 3.0%
Intel Corp.	194,630	$ 9,536,870
Kyocera Corp.	67,700	3,964,079
NXP Semiconductors N.V.	33,888	6,806,744
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	135,825	15,443,302
Texas Instruments, Inc.	100,975	18,930,793
		$54,681,788
Energy - Independent – 0.8%
ConocoPhillips	123,658	$ 9,211,285
Hess Corp.	54,093	4,466,459
		$13,677,744
Energy - Integrated – 0.8%
China Petroleum & Chemical Corp.	16,656,000	$ 8,103,737
Eni S.p.A.	349,162	5,006,642
LUKOIL PJSC, ADR	6,039	615,978
Suncor Energy, Inc.	47,370	1,245,874
		$14,972,231
Food & Beverages – 2.6%
Archer Daniels Midland Co.	36,320	$ 2,333,197
Coca-Cola FEMSA S.A.B. de C.V.	1,798	96,643
Danone S.A.	116,196	7,569,077
General Mills, Inc.	162,468	10,040,522
J.M. Smucker Co.	77,105	9,473,120
JBS S.A.	163,357	1,130,283
Nestle S.A.	124,241	16,394,493
		$47,037,335
Food & Drug Stores – 0.5%
Albertsons Cos., Inc., “A” (l)	79,838	$ 2,470,986
Tesco PLC	1,954,017	7,217,585
		$9,688,571
Gaming & Lodging – 0.0%
Tabcorp Holdings Ltd.	199,175	$ 745,592

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
General Merchandise – 0.2%
BIM Birlesik Magazalar A.S.	272,357	$ 1,760,660
Wal-Mart de Mexico S.A.B. de C.V.	283,769	989,774
		$2,750,434
Health Maintenance Organizations – 0.5%
Cigna Corp.	45,140	$ 9,642,355
Insurance – 4.2%
Aon PLC	58,717	$ 18,784,743
Chubb Ltd.	62,770	12,264,003
Equitable Holdings, Inc.	107,257	3,593,109
Everest Re Group Ltd.	6,567	1,717,271
Fairfax Financial Holdings Ltd.	3,328	1,347,899
Hartford Financial Services Group, Inc.	35,211	2,567,938
Manulife Financial Corp.	494,969	9,642,617
Marsh & McLennan Cos., Inc.	16,495	2,751,366
MetLife, Inc.	57,025	3,581,170
NN Group N.V.	10,635	569,461
Samsung Fire & Marine Insurance Co. Ltd.	19,614	3,877,313
Travelers Cos., Inc.	50,716	8,159,190
Willis Towers Watson PLC	37,237	9,021,780
		$77,877,860
Internet – 0.1%
Gartner, Inc. (a)	3,490	$ 1,158,366
Leisure & Toys – 0.2%
Brunswick Corp.	21,524	$ 2,003,669
DeNA Co. Ltd.	32,000	592,271
Nintendo Co. Ltd.	2,600	1,149,469
Polaris, Inc.	5,542	637,053
		$4,382,462
Machinery & Tools – 2.4%
Eaton Corp. PLC	130,635	$ 21,523,423
Ingersoll Rand, Inc.	186,480	10,025,165
Kubota Corp.	307,300	6,551,524
PACCAR, Inc.	27,433	2,458,545
Regal Beloit Corp.	17,996	2,741,331
		$43,299,988
Major Banks – 6.0%
Bank of America Corp.	319,128	$ 15,247,936
BNP Paribas	174,173	11,657,817
China Construction Bank Corp.	4,296,000	2,928,982

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – continued
DBS Group Holdings Ltd.	432,300	$ 10,073,673
Goldman Sachs Group, Inc.	36,159	14,946,323
JPMorgan Chase & Co.	108,756	18,476,557
Mitsubishi UFJ Financial Group, Inc.	1,225,000	6,704,997
NatWest Group PLC	3,205,677	9,699,943
UBS AG	1,098,325	19,966,819
		$109,703,047
Medical & Health Technology & Services – 0.4%
HCA Healthcare, Inc.	6,612	$ 1,656,042
McKesson Corp.	17,400	3,617,112
Quest Diagnostics, Inc.	18,831	2,764,014
		$8,037,168
Medical Equipment – 1.9%
Becton, Dickinson and Co.	29,295	$ 7,018,789
Boston Scientific Corp. (a)	157,684	6,800,911
Danaher Corp.	11,472	3,576,626
Medtronic PLC	89,349	10,709,371
Thermo Fisher Scientific, Inc.	9,463	5,990,741
		$34,096,438
Metals & Mining – 1.0%
Fortescue Metals Group Ltd.	200,537	$ 2,094,879
Glencore PLC	277,820	1,388,719
POSCO	2,339	591,306
Rio Tinto PLC	192,003	11,983,430
Vale S.A.	195,000	2,474,211
		$18,532,545
Natural Gas - Distribution – 0.2%
Italgas S.p.A.	270,696	$ 1,717,956
UGI Corp.	27,828	1,208,013
		$2,925,969
Natural Gas - Pipeline – 0.2%
Equitrans Midstream Corp.	148,308	$ 1,529,056
Pembina Pipeline Corp.	51,699	1,711,464
		$3,240,520
Other Banks & Diversified Financials – 1.5%
Hana Financial Group, Inc.	6,553	$ 251,567
KB Financial Group, Inc.	7,687	370,398
KBC Group N.V.	67,612	6,296,527

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Sberbank of Russia, ADR	152,260	$ 3,048,245
SLM Corp.	120,374	2,208,863
Synchrony Financial	21,029	976,797
Tisco Financial Group PCL	788,900	2,193,205
Truist Financial Corp.	199,404	12,656,172
		$28,001,774
Pharmaceuticals – 5.9%
Bayer AG	155,926	$ 8,772,790
Johnson & Johnson	194,689	31,710,944
Merck & Co., Inc.	240,704	21,193,987
Novartis AG	72,849	6,018,238
Novo Nordisk A.S., “B”	64,827	7,095,207
Organon & Co.	67,794	2,491,429
Roche Holding AG	78,486	30,349,463
		$107,632,058
Printing & Publishing – 0.8%
RELX PLC	176,860	$ 5,485,398
Transcontinental, Inc.	33,254	526,647
Wolters Kluwer N.V.	88,348	9,257,089
		$15,269,134
Railroad & Shipping – 0.9%
Canadian Pacific Railway Ltd.	110,660	$ 8,565,062
Union Pacific Corp.	32,027	7,731,318
		$16,296,380
Real Estate – 0.2%
Extra Space Storage, Inc., REIT	11,110	$ 2,192,781
National Storage Affiliates Trust, REIT	13,252	827,720
		$3,020,501
Restaurants – 0.2%
Yum China Holdings, Inc.	72,680	$ 4,148,574
Specialty Chemicals – 0.6%
Akzo Nobel N.V.	55,686	$ 6,399,965
Axalta Coating Systems Ltd. (a)	124,565	3,885,183
		$10,285,148
Specialty Stores – 0.4%
Home Depot, Inc.	17,675	$ 6,570,505

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telecommunications - Wireless – 2.0%
KDDI Corp.	681,100	$ 21,113,952
Mobile TeleSystems PJSC, ADR	90,945	835,785
T-Mobile USA, Inc. (a)	59,623	6,858,434
Turkcell Iletisim Hizmetleri A.S.	331,595	527,365
Vodafone Group PLC	4,806,391	7,106,640
		$36,442,176
Telephone Services – 0.4%
Hellenic Telecommunications Organization S.A.	158,957	$ 2,811,440
PT Telekom Indonesia	5,185,200	1,390,772
Quebecor, Inc., “B”	133,774	3,409,205
		$7,611,417
Tobacco – 1.1%
British American Tobacco PLC	150,710	$ 5,252,262
Imperial Brands PLC	147,816	3,119,367
Japan Tobacco, Inc.	259,700	5,093,743
Philip Morris International, Inc.	78,531	7,424,321
		$20,889,693
Utilities - Electric Power – 1.6%
CLP Holdings Ltd.	303,000	$ 2,965,548
Duke Energy Corp.	66,811	6,815,390
E.ON SE	691,888	8,770,854
Energias do Brasil S.A.	141,052	489,851
Energisa S.A., IEU	61,000	428,226
ENGIE Energía Brasil S.A.	102,600	707,354
Exelon Corp.	87,711	4,665,348
Iberdrola S.A.	181,507	2,143,333
Transmissora Alianca de Energia Eletrica S.A., IEU	279,265	1,814,000
		$28,799,904
Total Common Stocks (Identified Cost, $693,789,297)		$ 1,086,562,123
Bonds – 36.9%
Asset-Backed & Securitized – 2.7%
ACREC 2021-FL1 Ltd., “C”, FLR, 2.235% (LIBOR - 1mo. + 2.15%), 10/16/2036 (n)	$1,125,500	$ 1,126,555
Arbor Multi-Family Mortgage Securities Trust, Inc., 2021-MF2, “A5”, 2.513%, 6/15/2054 (n)	1,275,000	1,305,674
Arbor Multi-Family Mortgage Securities Trust, Inc., 2021-MF3, “A5”, 2.574%, 10/15/2054 (i)(n)	2,100,000	2,157,512

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Arbor Realty Trust, Inc., CLO, 2019-FL2, “AS”, FLR, 1.614% (LIBOR - 1mo. + 1.45%), 9/15/2034 (n)	$1,000,000	$ 1,000,304
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 1.59% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)	423,000	423,130
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 1.69% (LIBOR - 1mo. + 1.6%), 5/15/2036 (n)	289,000	289,177
Arbor Realty Trust, Inc., CLO, 2021-FL2, “C”, FLR, 2.04% (LIBOR - 1mo. + 1.95%), 5/15/2036 (n)	857,500	858,291
Bank, 2021-BN35, “XA”, 1.054%, 6/15/2064 (i)	6,225,498	497,763
Barclays Commercial Mortgage Securities LLC, 2020-C7, “XA”, 1.627%, 4/15/2053 (i)	1,441,980	144,583
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.309%, 7/15/2054 (i)	5,894,485	572,156
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.64%, 2/15/2054 (i)	5,423,927	650,816
Benchmark Mortgage Trust, 2021-B24, “XA”, 1.155%, 3/15/2054 (i)	4,617,516	383,255
Benchmark Mortgage Trust, 2021-B25, “A5”, 2.577%, 4/15/2054	1,720,000	1,775,362
Benchmark Mortgage Trust, 2021-B26, “XA”, 0.999%, 6/15/2054 (i)	10,661,387	704,974
Benchmark Mortgage Trust, 2021-B27, “XA”, 1.272%, 7/15/2054 (i)	14,041,160	1,334,407
Benchmark Mortgage Trust, 2021-B28, “XA”, 1.293%, 8/15/2054 (i)	13,294,720	1,283,623
BPCRE Holder LLC, FLR, 1.635% (LIBOR - 1mo. + 1.55%), 2/15/2037 (n)	1,393,000	1,392,157
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	472,900	475,423
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	443,495	445,108
BXMT Ltd., 2021-FL4, “AS”, FLR, 1.386% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	1,400,000	1,400,087
BXMT Ltd., 2021-FL4, “B”, FLR, 1.636% (LIBOR - 1mo. + 1.55%), 5/15/2038 (n)	1,996,500	1,996,495
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	522,792	529,825
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	380,440	380,429
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063	452,210	441,123
Commercial Mortgage Pass-Through Certificates, 2020-BN29, “A4”, 1.997%, 11/15/2053	2,019,803	1,991,053

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.784%, 4/15/2054 (i)	$6,801,543	$ 394,532
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “A5”, 2.438%, 6/15/2063	1,822,000	1,860,264
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.979%, 6/15/2063 (i)	6,615,066	496,610
Credit Acceptance Auto Loan Trust, 2021-3A, “A”, 1%, 5/15/2030 (n)	1,579,000	1,572,491
FS Rialto 2019-FL1 Issuer Ltd., 2021-FL2, “AS”, FLR, 1.636% (LIBOR - 1mo. + 1.6%), 4/16/2028 (n)	1,454,000	1,454,443
LoanCore Ltd., 2021-CRE5, “AS”, FLR, 1.84% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	1,850,000	1,850,569
LoanCore Ltd., 2021-CRE5, “B”, FLR, 2.09% (LIBOR - 1mo. + 2%), 7/15/2036 (n)	782,000	781,999
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 3.014% (LIBOR - 1mo. + 2.85%), 7/15/2035 (z)	714,500	724,104
MF1 CLO Ltd., 2021-FL5, “AS”, FLR, 1.364% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)	1,360,000	1,358,746
MF1 CLO Ltd., 2021-FL5, “B”, FLR, 1.614% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)	1,977,500	1,976,287
MF1 CLO Ltd., 2021-FL5, “C”, FLR, 1.864% (LIBOR - 1mo. + 1.7%), 7/15/2036 (n)	225,000	224,931
MF1 CLO Ltd., 2021-FL6, “AS”, FLR, 1.536% (LIBOR - 1mo. + 1.45%), 7/16/2036 (n)	2,200,000	2,198,885
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.301%, 5/15/2054 (i)	4,682,537	439,301
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.239%, 6/15/2054 (i)	9,790,387	835,177
Multi-Family Housing Mortgage, MF1-2021, “B”, FLR, 1.735% (LIBOR - 1mo. + 1.65%), 7/16/2036 (n)	2,200,000	2,199,824
PFP III Ltd., 2021-7, “AS”, FLR, 1.236% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)	1,235,438	1,230,122
PFP III Ltd., 2021-7, “B”, FLR, 1.485% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)	484,976	482,888
PFP III Ltd., 2021-8, “B”, FLR, 1.587% (LIBOR - 1mo. + 1.5%), 8/09/2037 (n)	507,000	506,691
Starwood Commercial Mortgage, 2021-FL2, “A”, FLR, 1.286% (LIBOR - 1mo. + 1.2%), 4/18/2038 (n)	1,400,000	1,400,514
Starwood Commercial Mortgage, 2021-FL2, “AS”, FLR, 1.536% (LIBOR - 1mo. + 1.45%), 4/18/2038 (n)	1,400,000	1,400,534
TPG Real Estate Finance, 2021-FL4, “A”, FLR, 1.286% (LIBOR - 1mo. + 1.2%), 3/15/2038 (n)	651,000	650,397

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 1.486% (LIBOR - 1mo. + 1.4%), 3/15/2038 (n)		$700,000	$ 700,000
Wells Fargo Commercial Mortgage Trust, 2020-C58, “A4”, 2.092%, 7/15/2053		876,000	869,732
Wells Fargo Commercial Mortgage Trust, 2021-C60, 1.559%, 8/15/2054 (i)		6,994,733	824,398
			$49,992,721
Automotive – 0.4%
Daimler AG, 0.75%, 9/10/2030	EUR	390,000	$ 459,770
Daimler Finance North America LLC, 1.45%, 3/02/2026 (n)		$771,000	767,349
Ferrari N.V., 1.5%, 5/27/2025	EUR	919,000	1,097,779
Hyundai Capital America, 2%, 6/15/2028 (n)		$1,809,000	1,762,774
Hyundai Capital America, 6.375%, 4/08/2030 (n)		978,000	1,240,413
Lear Corp., 3.8%, 9/15/2027		190,000	207,517
Volkswagen International Finance N.V., 3.5% to 3/20/2030, FLR (EUR Swap Rate - 15yr. + 3.06%) to 3/20/2050, FLR (EUR Swap Rate - 15yr. + 3.81%) to 12/29/2166	EUR	960,000	1,190,859
			$6,726,461
Broadcasting – 0.1%
Discovery, Inc., 4.125%, 5/15/2029		$718,000	$ 797,310
Prosus N.V., 1.539%, 8/03/2028	EUR	500,000	579,912
Prosus N.V., 3.68%, 1/21/2030 (n)		$387,000	397,915
Walt Disney Co., 3.5%, 5/13/2040		658,000	726,870
			$2,502,007
Brokerage & Asset Managers – 0.1%
Intercontinental Exchange, Inc., 3%, 9/15/2060		$1,090,000	$ 1,058,983
Low Income Investment Fund, 3.386%, 7/01/2026		285,000	297,529
Low Income Investment Fund, 3.711%, 7/01/2029		760,000	807,066
LSEG Netherlands B.V., 0.25%, 4/06/2028	EUR	430,000	489,766
			$2,653,344
Building – 0.2%
Holcim Finance (Luxembourg) S.A., 0.625%, 4/06/2030	EUR	840,000	$ 949,133
Holcim Finance (Luxembourg) S.A., 0.5%, 4/23/2031		475,000	521,370
Holcim Sterling Finance (Netherlands) B.V., 2.25%, 4/04/2034	GBP	850,000	1,144,295
Vulcan Materials Co., 3.5%, 6/01/2030		$908,000	990,513
			$3,605,311

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Business Services – 0.3%
Equinix, Inc., REIT, 1%, 3/15/2033	EUR	600,000	$ 677,217
Euronet Worldwide, Inc., 1.375%, 5/22/2026		1,105,000	1,297,450
Fiserv, Inc., 4.4%, 7/01/2049		$281,000	339,321
Mastercard, Inc., 3.85%, 3/26/2050		542,000	658,929
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)		1,430,000	1,536,804
Verisk Analytics, Inc., 4%, 6/15/2025		747,000	814,147
			$5,323,868
Cable TV – 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$643,000	$ 835,129
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		486,000	552,390
Comcast Corp., 3.75%, 4/01/2040		928,000	1,039,705
Eutelsat S.A., 2.25%, 7/13/2027	EUR	900,000	1,083,348
Eutelsat S.A., 1.5%, 10/13/2028		500,000	584,864
			$4,095,436
Chemicals – 0.1%
Alpek SAB de C.V., 3.25%, 2/25/2031 (n)		$501,000	$ 495,995
LYB International Finance III, LLC, 4.2%, 5/01/2050		726,000	849,916
Sherwin-Williams Co., 3.8%, 8/15/2049		450,000	515,879
			$1,861,790
Computer Software – 0.2%
Microsoft Corp., 3.125%, 11/03/2025		$1,316,000	$ 1,411,940
Microsoft Corp., 2.921%, 3/17/2052		1,212,000	1,283,155
Microsoft Corp., 3.041%, 3/17/2062		412,000	443,120
			$3,138,215
Computer Software - Systems – 0.2%
Apple, Inc., 2.9%, 9/12/2027		$2,007,000	$ 2,144,779
Apple, Inc., 4.5%, 2/23/2036		557,000	696,136
			$2,840,915
Conglomerates – 0.2%
Carrier Global Corp., 2.722%, 2/15/2030		$708,000	$ 726,612
Carrier Global Corp., 3.577%, 4/05/2050		590,000	639,168
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028		1,314,000	1,511,500
			$2,877,280

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Consumer Products – 0.1%
JAB Holdings B.V., 1%, 7/14/2031	EUR	800,000	$ 898,867
JAB Holdings B.V., 2.25%, 12/19/2039		500,000	604,522
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		$1,016,000	1,080,961
			$2,584,350
Consumer Services – 0.1%
AA Bond Co. Ltd., 3.25%, 7/31/2028	GBP	600,000	$ 831,136
Booking Holdings, Inc., 0.5%, 3/08/2028	EUR	100,000	115,340
			$946,476
Containers – 0.0%
DS Smith PLC, 2.875%, 7/26/2029	GBP	490,000	$ 694,998
Electrical Equipment – 0.0%
Arrow Electronics, Inc., 3.25%, 9/08/2024		$647,000	$ 679,732
Electronics – 0.2%
ASML Holding N.V., 0.625%, 5/07/2029	EUR	212,000	$ 249,179
Broadcom, Inc., 4.15%, 11/15/2030		$479,000	526,614
Broadcom, Inc., 3.419%, 4/15/2033 (n)		844,000	871,443
Broadcom, Inc., 3.469%, 4/15/2034 (n)		780,000	804,710
Broadcom, Inc., 3.137%, 11/15/2035 (n)		957,000	940,555
Broadcom, Inc., 3.187%, 11/15/2036 (n)		26,000	25,559
Infineon Technologies AG, 1.625%, 6/24/2029	EUR	900,000	1,105,623
			$4,523,683
Emerging Market Quasi-Sovereign – 0.8%
China Construction Bank Corp. (Hong Kong Branch), 1.25%, 8/04/2025		$1,700,000	$ 1,676,897
Emirates Development Bank PJSC, 1.639%, 6/15/2026		1,730,000	1,723,512
Export-Import Bank of India, 3.375%, 8/05/2026		1,200,000	1,262,404
Export-Import Bank of India, 3.875%, 2/01/2028		1,000,000	1,070,084
First Abu Dhabi Bank PJSC, 0.125%, 2/16/2026	EUR	1,200,000	1,380,958
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024		$763,000	793,520
MDGH - GMTN B.V. (United Arab Emirates), 1%, 3/10/2034	EUR	1,540,000	1,771,161
MDGH - GMTN RSC Ltd. (United Arab Emirates), 2.5%, 6/03/2031		$1,460,000	1,469,601
Ooredoo International Finance Ltd. (State of Qatar), 2.625%, 4/08/2031		820,000	827,306
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029		1,050,000	1,112,884

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Qatar Petroleum, 2.25%, 7/12/2031		$1,171,000	$ 1,153,435
Qatar Petroleum, 3.125%, 7/12/2041		776,000	783,133
			$15,024,895
Emerging Market Sovereign – 3.9%
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$2,450,000	$ 2,829,579
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	104,366,000	2,344,663
People's Republic of China, 3.03%, 3/11/2026	CNY	46,050,000	7,260,937
People's Republic of China, 2.68%, 5/21/2030		127,710,000	19,352,975
People's Republic of China, 3.27%, 11/19/2030		97,730,000	15,593,458
Republic of Chile, 4.7%, 9/01/2030	CLP	1,655,000,000	1,859,574
Republic of Croatia, 1.5%, 6/17/2031	EUR	3,935,000	4,722,754
Republic of Croatia, 1.75%, 3/04/2041		1,388,000	1,628,917
Republic of Korea, 1.875%, 6/10/2029	KRW	11,926,970,000	9,682,688
State of Qatar, 4%, 3/14/2029 (n)		$878,000	988,839
State of Qatar, 3.75%, 4/16/2030		1,230,000	1,371,450
State of Qatar, 4.4%, 4/16/2050		299,000	364,418
United Arab Emirates International Government, 3.25%, 10/19/2061		720,000	725,702
United Mexican States, 2.659%, 5/24/2031		2,213,000	2,135,766
United Mexican States, 3.771%, 5/24/2061		1,036,000	953,897
			$71,815,617
Energy - Independent – 0.3%
Diamondback Energy, Inc., 4.4%, 3/24/2051		$1,153,000	$ 1,328,777
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		3,609,000	3,865,737
			$5,194,514
Energy - Integrated – 0.4%
BP Capital Markets B.V., 0.933%, 12/04/2040	EUR	282,000	$ 300,858
Cenovus Energy, Inc., 2.65%, 1/15/2032		$939,000	915,777
Eni S.p.A., 4.25%, 5/09/2029 (n)		607,000	687,934
Eni S.p.A., 2.625% to 1/13/2026, FLR (EUR Swap Rate - 5yr. + 3.167%) to 1/13/2031, FLR (EUR Swap Rate - 5yr. + 3.417%) to 1/13/2046, FLR (EUR Swap Rate - 5yr. + 4.167%) to 1/13/2170	EUR	240,000	288,191
Eni S.p.A., 2.75%, 5/11/2170		1,020,000	1,180,558
Galp Energia SGPS S.A., 2%, 1/15/2026		1,300,000	1,572,665
MOL PLC, 1.5%, 10/08/2027		920,000	1,089,823

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Energy - Integrated – continued
OMV AG, 2.5% to 9/01/2026, FLR (EUR Swap Rate - 5yr. + 2.82%) to 9/01/2030, FLR (EUR Swap Rate - 5yr. + 3.82%) to 9/01/2070	EUR	400,000	$ 482,630
			$6,518,436
Financial Institutions – 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032		$367,000	$ 373,517
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/2041		293,000	303,342
Air Lease Corp., 3.125%, 12/01/2030		1,075,000	1,097,967
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)		509,000	546,993
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		537,000	579,471
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)		665,000	658,441
Canary Wharf Group Investment Holdings PLC, 3.375%, 4/23/2028	GBP	952,000	1,317,503
CTP B.V., 0.75%, 2/18/2027	EUR	325,000	372,154
CTP N.V., 1.25%, 6/21/2029		560,000	640,006
CTP N.V., 1.5%, 9/27/2031		1,050,000	1,186,269
EXOR N.V., 2.25%, 4/29/2030		600,000	758,070
EXOR N.V., 0.875%, 1/19/2031		500,000	563,608
GE Capital International Funding Co., 3.373%, 11/15/2025		$1,716,000	1,851,310
Grand City Properties S.A., 1.5%, 12/09/2069	EUR	500,000	560,660
Logicor Financing S.à r.l., 0.875%, 1/14/2031		275,000	301,389
SBB Treasury Oyj, 0.75%, 12/14/2028		590,000	656,245
SBB Treasury Oyj, 1.125%, 11/26/2029		450,000	508,232
VGP N.V., 1.5%, 4/08/2029		1,000,000	1,126,499
Vonovia SE, 1.5%, 6/14/2041		800,000	911,229
Vonovia SE, 1.625%, 9/01/2051		500,000	547,713
			$14,860,618
Food & Beverages – 0.5%
Anheuser-Busch InBev S.A./N.V., 1.65%, 3/28/2031	EUR	430,000	$ 533,044
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$446,000	525,649
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		512,000	718,168
Bacardi Ltd., 5.15%, 5/15/2038 (n)		658,000	813,394
Constellation Brands, Inc., 4.4%, 11/15/2025		1,053,000	1,167,586
Constellation Brands, Inc., 3.15%, 8/01/2029		1,006,000	1,068,662
Constellation Brands, Inc., 2.25%, 8/01/2031		850,000	831,509
JDE Peet's N.V., 0.5%, 1/16/2029	EUR	500,000	564,174
PepsiCo, Inc., 0.75%, 10/14/2033		590,000	675,383

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Food & Beverages – continued
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031		$1,680,000	$ 1,670,198
			$8,567,767
Gaming & Lodging – 0.1%
Las Vegas Sands Corp., 3.9%, 8/08/2029		$984,000	$ 1,001,277
Marriott International, Inc., 2.85%, 4/15/2031		606,000	610,304
Whitbread Group PLC, 3%, 5/31/2031	GBP	550,000	757,435
			$2,369,016
Industrial – 0.2%
CPI Property Group S.A., 2.75%, 1/22/2028	GBP	450,000	$ 619,598
CPI Property Group S.A., 1.5%, 1/27/2031	EUR	1,005,000	1,111,912
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$1,588,000	1,557,739
			$3,289,249
Insurance – 0.5%
Aflac, Inc., 3.6%, 4/01/2030		$1,004,000	$ 1,114,838
AIA Group Ltd., 0.88%, 9/09/2033	EUR	600,000	679,458
Argentum Zurich Insurance, 3.5% to 10/01/2026, FLR (EURIBOR - 3mo. + 3.95%) to 10/01/2046		600,000	780,170
Aviva PLC, 3.875% to 7/03/2024, FLR (EUR Swap Rate - 5yr. + 3.48%) to 7/03/2044		600,000	754,457
Aviva PLC, 4% to 6/03/2035, FLR (GBP Government Yield - 5yr. + 4.7%) to 6/03/2055	GBP	927,000	1,379,787
CNP Assurances S.A., 2% to 7/27/2030, FLR (EURIBOR - 3mo. + 3%) to 7/27/2050	EUR	500,000	592,999
Credit Agricole Assurances S.A., 2%, 7/17/2030		300,000	357,984
Credit Agricole Assurances S.A., 1.5%, 10/06/2031		1,300,000	1,474,878
La Mondiale, 4.375% to 10/24/2029, FLR (EUR Swap Rate - 5yr. + 4.411%) to 4/24/2069		500,000	625,687
Swiss Life Finance I Ltd., 0.5%, 9/15/2031		719,000	809,311
Zurich Finance (Ireland) DAC, 1.875% to 9/17/2030, FLR (EURIBOR - 3mo. + 2.95%) to 9/17/2050		804,000	959,770
			$9,529,339
Insurance - Property & Casualty – 0.3%
Berkshire Hathaway, Inc., 0.5%, 1/15/2041	EUR	325,000	$ 333,381
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049		$728,000	808,482
Marsh & McLennan Cos., Inc., 2.25%, 11/15/2030		1,075,000	1,074,407
Progressive Corp., 4.125%, 4/15/2047		823,000	1,011,208
QBE Insurance Group Ltd., 2.5%, 9/13/2038	GBP	738,000	974,858

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – continued
QBE Insurance Group Ltd., 6.115% to 5/24/2022, FLR (GBP Swap Rate-5yr. + 5%) to 5/24/2042	GBP	100,000	$ 140,425
Willis North America, Inc., 3.875%, 9/15/2049		$943,000	1,046,770
			$5,389,531
International Market Quasi-Sovereign – 0.4%
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 1.375%, 4/16/2040	EUR	195,000	$ 242,138
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 0.625%, 12/08/2050		350,000	362,681
Electricite de France S.A., 2.875% to 3/15/2027, FLR (EUR Swap Rate - 5yr. + 3.373%) to 3/15/2031, FLR (EUR Swap Rate - 5yr. + 3.623%) to 3/15/2047, FLR (EUR Swap Rate - 5yr. + 4.373%) to 3/15/2070		1,400,000	1,655,995
Electricite de France S.A., 5.875% to 1/22/2029, FLR (GBP Swap Rate - 15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 12/31/2165	GBP	800,000	1,212,743
Electricite de France S.A., 2.625% to 6/01/2028, FLR (EUR Swap Rate - 5yr. + 2.86%) to 6/01/2033, FLR (EUR Swap Rate - 5yr. + 3.11%) to 6/01/2048, FLR (EUR Swap Rate - 5yr. + 3.86%) to 6/01/2170	EUR	800,000	926,095
La Banque Postale S.A., 0.875% to 1/26/2026, FLR (EUR Swap Rate - 5yr. + 1.38%) to 1/26/2031		600,000	690,780
Landsbankinn Bank (Republic of Iceland), 0.375%, 5/23/2025		623,000	717,095
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)		$927,000	928,937
			$6,736,464
International Market Sovereign – 8.8%
Commonwealth of Australia, 3.25%, 6/21/2039	AUD	8,262,000	$ 6,793,614
Commonwealth of Australia, 1.75%, 6/21/2051		4,890,000	2,912,452
Federal Republic of Germany, 0.5%, 4/15/2030	EUR	8,747,263	12,376,483
Federal Republic of Germany, 1.25%, 8/15/2048		1,869,000	2,826,359
Government of Bermuda, 2.375%, 8/20/2030 (n)		$418,000	413,820
Government of Japan, 1.7%, 3/20/2032	JPY	2,149,900,000	21,943,033
Government of Japan, 0.4%, 3/20/2036		285,000,000	2,544,183
Government of Japan, 2.4%, 3/20/2037		42,800,000	492,759
Government of Japan, 2.3%, 3/20/2040		1,613,550,000	18,820,527
Government of Japan, 0.6%, 9/20/2050		536,250,000	4,619,866
Government of Canada, 4%, 12/01/2031	CAD	246	283
Kingdom of Belgium, 0.4%, 6/22/2040 (n)	EUR	7,015,000	7,773,776
Kingdom of Spain, 1.25%, 10/31/2030 (n)		10,633,000	13,116,647
Kingdom of Spain, 1.85%, 7/30/2035		9,837,000	12,858,337

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Sovereign – continued
Kingdom of Spain, 1.2%, 10/31/2040 (n)	EUR	827,000	$ 974,855
Republic of Cyprus, 0%, 2/09/2026		4,094,000	4,701,050
Republic of Cyprus, 0.625%, 1/21/2030		2,535,000	2,958,903
Republic of Italy, 0.5%, 7/15/2028		9,050,000	10,279,681
Republic of Italy, 1.65%, 3/01/2032		6,066,000	7,322,029
Republic of Italy, 1.45%, 3/01/2036		7,844,000	9,065,433
Republic of Italy, 1.7%, 9/01/2051		7,808,000	8,663,020
United Kingdom Treasury, 0.375%, 10/22/2030	GBP	4,102,000	5,314,851
United Kingdom Treasury, 1.75%, 9/07/2037		1,716,000	2,546,170
United Kingdom Treasury, 1.75%, 1/22/2049		941,000	1,469,360
			$160,787,491
Leisure & Toys – 0.0%
Ubisoft Entertainment S.A., 0.878%, 11/24/2027	EUR	400,000	$ 453,096
Local Authorities – 0.3%
Government of Ontario, 1.9%, 12/02/2051	CAD	5,793,000	$ 3,855,322
Province of Alberta, 4.5%, 12/01/2040		710,000	716,586
Province of British Columbia, 2.95%, 6/18/2050		600,000	508,676
			$5,080,584
Machinery & Tools – 0.1%
CNH Industrial Capital LLC, 1.875%, 1/15/2026		$1,156,000	$ 1,165,772
John Deere Capital Corp., 2.8%, 7/18/2029		628,000	668,735
			$1,834,507
Major Banks – 1.8%
Australia and New Zealand Banking Group Ltd., 2.57%, 11/25/2035 (n)		$1,034,000	$ 996,606
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026		1,469,000	1,558,622
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028		1,125,000	1,202,894
Bank of America Corp., 0.694%, 3/22/2031	EUR	610,000	690,262
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR + 1.32%) to 4/22/2032		$2,876,000	2,911,738
Barclays PLC, 1.125%, 3/22/2031	EUR	400,000	459,873
Barclays PLC, 1.106% to 5/12/2031, FLR (EUR Swap Rate - 1yr. + 1%) to 5/12/2032		600,000	685,984
CaixaBank S.A., 2.75% to 7/14/2023, FLR (EUR Swap Rate - 5yr. + 2.35%) to 7/14/2028		800,000	959,600
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		$1,471,000	1,455,585

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Credit Suisse Group AG, 3.091% to 5/14/2031, FLR (SOFR + 1.73%) to 5/14/2032 (n)		$351,000	$ 357,375
Erste Group Bank AG, 1% to 6/10/2025, FLR (EUR ICE Swap Rate - 5yr. + 1.3%) to 6/10/2030	EUR	700,000	813,570
Erste Group Bank AG, 1.625% to 9/08/2026, FLR (EUR ICE Swap Rate - 5yr. + 2.1%) to 9/08/2031		500,000	594,283
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR + 1.248%) to 7/21/2032		$1,092,000	1,073,349
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026		1,029,000	1,041,780
HSBC Holdings PLC, 4.375%, 11/23/2026		2,161,000	2,376,066
JPMorgan Chase & Co., 2.95%, 10/01/2026		1,596,000	1,688,632
Mitsubishi UFJ Financial Group, Inc., 1.412%, 7/17/2025		2,681,000	2,675,306
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032		484,000	482,419
Morgan Stanley, 3.125%, 1/23/2023		1,757,000	1,811,685
Morgan Stanley, 1.593% to 5/04/2026, FLR (SOFR + 0.879%) to 5/04/2027		2,003,000	1,984,335
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031		522,000	570,203
Morgan Stanley, 1.102%, 4/29/2033	EUR	645,000	741,661
NatWest Group PLC, 0.78% to 2/26/2029, FLR (EURIBOR - 3mo. + 0.949%) to 2/26/2030		305,000	346,322
NatWest Group PLC, 1.043%, 9/14/2032		300,000	340,192
Nordea Bank Abp, 0.625% to 8/18/2026, FLR (EUR Swap Rate - 5yr. + 0.92%) to 8/18/2031		940,000	1,076,769
Nordea Bank Abp, 2.408%, 12/09/2032	GBP	420,000	554,412
UBS Group Funding (Switzerland) AG, 2.859%, 8/15/2023 (n)		$600,000	610,401
UniCredit S.p.A., 2.2% to 7/22/2026, FLR (EURIBOR - 3mo. + 2.55%) to 7/22/2027	EUR	746,000	906,766
Wells Fargo & Co., 2.125%, 9/24/2031	GBP	1,030,000	1,399,322
Wells Fargo & Co., 3.9%, 5/01/2045		$811,000	952,133
			$33,318,145
Medical & Health Technology & Services – 0.4%
Alcon, Inc., 3.8%, 9/23/2049 (n)		$231,000	$ 260,889
Becton Dickinson Euro Finance S.à r.l., 0.334%, 8/13/2028	EUR	228,000	257,965
Becton Dickinson Euro Finance S.à r.l., 1.213%, 2/12/2036		175,000	199,109

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
Becton Dickinson Euro Finance S.à r.l., 1.336%, 8/13/2041	EUR	340,000	$ 378,536
HCA, Inc., 5.125%, 6/15/2039		$399,000	494,301
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025		1,075,000	1,145,163
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		567,000	700,000
Memorial Sloan-Kettering Cancer Center, 2.955%, 1/01/2050		670,000	690,628
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		1,300,000	1,237,676
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		590,000	865,024
Thermo Fisher Scientific, Inc., 1.75%, 10/15/2028		1,119,000	1,102,424
			$7,331,715
Medical Equipment – 0.1%
Boston Scientific Corp., 0.625%, 12/01/2027	EUR	300,000	$ 346,543
DH Europe Finance II S.à r.l., 0.45%, 3/18/2028		250,000	287,068
Thermo Fisher Scientific Finance I B.V., 1.125%, 10/18/2033		580,000	673,342
Thermo Fisher Scientific Finance I B.V., 2%, 10/18/2051		270,000	333,010
			$1,639,963
Metals & Mining – 0.2%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$1,815,000	$ 2,171,030
Glencore Funding LLC, 2.85%, 4/27/2031 (n)		1,032,000	1,033,340
			$3,204,370
Midstream – 0.3%
Enterprise Products Partners LP, 3.125%, 7/31/2029		$872,000	$ 929,815
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)		1,095,000	1,066,562
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029		1,445,000	1,507,686
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		1,216,000	1,348,306
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030		689,000	785,096
			$5,637,465
Mortgage-Backed – 3.1%
Fannie Mae, 4.5%, 3/01/2025 - 2/01/2046		$4,261,182	$ 4,739,700
Fannie Mae, 5.5%, 1/01/2037		16,010	18,631
Fannie Mae, 6%, 9/01/2037 - 6/01/2038		154,268	180,529

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Fannie Mae, 5%, 4/01/2040 - 8/01/2040	$1,185,977	$ 1,351,432
Fannie Mae, 4%, 11/01/2040 - 2/01/2041	1,263,449	1,391,546
Fannie Mae, 3.5%, 5/01/2043 - 12/01/2046	1,907,262	2,055,427
Fannie Mae, UMBS, 2.5%, 3/01/2050 - 7/01/2050	776,571	804,575
Freddie Mac, 1.368%, 3/25/2027 (i)	1,523,000	104,446
Freddie Mac, 3.224%, 3/25/2027	4,500,000	4,904,738
Freddie Mac, 3.194%, 7/25/2027	3,914,000	4,279,397
Freddie Mac, 3.286%, 11/25/2027	2,576,000	2,840,605
Freddie Mac, 3.9%, 4/25/2028	940,000	1,074,021
Freddie Mac, 1.798%, 4/25/2030 (i)	3,170,226	438,688
Freddie Mac, 1.868%, 4/25/2030 (i)	2,614,093	376,146
Freddie Mac, 1.662%, 5/25/2030 (i)	3,298,344	427,705
Freddie Mac, 1.796%, 5/25/2030 (i)	7,375,798	1,030,130
Freddie Mac, 1.342%, 6/25/2030 (i)	3,056,884	322,894
Freddie Mac, 1.6%, 8/25/2030 (i)	2,713,457	345,576
Freddie Mac, 1.17%, 9/25/2030 (i)	1,752,322	166,715
Freddie Mac, 1.081%, 11/25/2030 (i)	3,594,105	320,919
Freddie Mac, 0.33%, 1/25/2031 (i)	13,689,738	362,310
Freddie Mac, 0.529%, 3/25/2031 (i)	16,858,347	728,761
Freddie Mac, 0.938%, 7/25/2031 (i)	3,177,082	266,293
Freddie Mac, 0.955%, 9/25/2031 (i)	4,021,884	307,745
Freddie Mac, 5.5%, 7/01/2037	31,655	37,008
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042	1,268,035	1,414,685
Freddie Mac, 5%, 7/01/2041	488,259	553,160
Freddie Mac, 3.5%, 1/01/2047	893,545	953,369
Freddie Mac, UMBS, 3%, 6/01/2050	117,655	124,326
Freddie Mac, UMBS, 2.5%, 10/01/2051	125,000	129,449
Ginnie Mae, 5%, 5/15/2040	178,316	205,324
Ginnie Mae, 3.5%, 6/20/2043	661,289	711,507
Ginnie Mae, 3%, 6/20/2051 - 11/20/2051	893,975	933,680
Ginnie Mae, 2.5%, 7/20/2051 - 9/20/2051	1,585,944	1,631,218
Ginnie Mae, TBA, 2.5%, 11/15/2051	950,000	976,552
Ginnie Mae, TBA, 3%, 11/15/2051 - 12/15/2051	1,250,000	1,297,043
Ginnie Mae, TBA, 3.5%, 11/15/2051	1,075,000	1,124,467
Ginnie Mae, TBA, 4%, 11/15/2051	850,000	900,834
Ginnie Mae, TBA, 2%, 12/15/2051	950,000	959,890
UMBS, TBA, 2%, 11/25/2036 - 1/25/2052	6,475,000	6,476,940
UMBS, TBA, 2.5%, 11/25/2036 - 1/25/2052	4,720,000	4,852,232
UMBS, TBA, 3%, 11/25/2036 - 1/25/2052	4,300,000	4,483,263
		$56,603,876

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Municipals – 0.3%
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., “A”, 2.641%, 7/01/2037		$1,235,000	$ 1,245,141
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040		945,000	1,031,464
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NPFG, 7.425%, 2/15/2029		801,000	1,015,239
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, AGM, 4.65%, 8/15/2030		992,000	1,159,328
Puerto Rico Electric Power Authority Rev., “PP”, NPFG, 5%, 7/01/2022		425,000	430,876
State of Florida, “A”, 2.154%, 7/01/2030		1,258,000	1,255,710
			$6,137,758
Natural Gas - Distribution – 0.2%
Boston Gas Co., 3.15%, 8/01/2027 (n)		$857,000	$ 899,526
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048		710,000	725,975
National Grid PLC, 1.125%, 1/14/2033	GBP	925,000	1,128,240
			$2,753,741
Natural Gas - Pipeline – 0.2%
APT Pipelines Ltd., 0.75%, 3/15/2029	EUR	970,000	$ 1,096,126
APT Pipelines Ltd., 1.25%, 3/15/2033		1,475,000	1,665,896
APT Pipelines Ltd., 2.5%, 3/15/2036	GBP	850,000	1,147,152
			$3,909,174
Network & Telecom – 0.2%
AT&T, Inc., 4.25%, 6/01/2043	GBP	580,000	$ 996,880
AT&T, Inc., 3.5%, 9/15/2053		$1,442,000	1,464,898
Verizon Communications, Inc., 2.1%, 3/22/2028		649,000	650,798
			$3,112,576
Oil Services – 0.0%
Halliburton Co., 5%, 11/15/2045		$516,000	$ 639,262
Oils – 0.1%
Neste Oyj, 1.5%, 6/07/2024	EUR	800,000	$ 950,550
Neste Oyj, 0.75%, 3/25/2028		900,000	1,027,411
Phillips 66, 4.875%, 11/15/2044		$568,000	715,664
			$2,693,625

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – 0.7%
Bank Hapoalim B.M., 3.255% to 1/21/2027, FLR (CMT - 5yr. + 2.155%) to 1/21/2032 (n)		$702,000	$ 701,137
Banque Federative du Credit Mutuel S.A., 0.625%, 11/03/2028	EUR	600,000	688,884
Belfius Bank S.A., 0.375%, 2/13/2026		1,000,000	1,155,006
Belfius Bank S.A., 1.25%, 4/06/2034		700,000	794,364
Deutsche Bank AG, 1.875% to 12/22/2027, FLR (SONIA + 1.634%) to 12/22/2028	GBP	100,000	133,352
Deutsche Bank AG, 1.375% to 2/17/2031, FLR (EURIBOR - 3mo. + 1.5%) to 2/17/2032	EUR	400,000	461,107
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$950,000	1,034,665
Groupe des Assurances du Credit Mutuel, 1.875%, 4/21/2042	EUR	700,000	805,272
Intesa Sanpaolo S.p.A., 2.625%, 3/11/2036	GBP	1,240,000	1,679,974
KBC Group N.V., 0.625% to 12/07/2026, FLR (EUR Swap Rate - 5yr. + 0.95%) to 12/07/2031	EUR	900,000	1,023,358
Macquarie Group Ltd., 0.95%, 5/21/2031		1,240,000	1,413,532
UBS AG, 5.125%, 5/15/2024		$1,530,000	1,660,931
Virgin Money UK PLC, 5.125% to 12/11/2025, FLR (GBP Government Yield - 5yr. + 5.25%) to 12/11/2030	GBP	950,000	1,416,483
Virgin Money UK PLC, 2.625% to 8/19/2026, FLR (GBP Government Yield - 5yr. + 2.25%) to 8/19/2031		220,000	299,103
			$13,267,168
Printing & Publishing – 0.0%
Wolters Kluwer N.V., 0.75%, 7/03/2030	EUR	389,000	$ 453,424
Railroad & Shipping – 0.1%
Wabtec Transportation Netherlands B.V., 1.25%, 12/03/2027	EUR	1,259,000	$ 1,475,343
Real Estate - Office – 0.1%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026		$675,000	$ 686,367
Corporate Office Property LP, REIT, 2%, 1/15/2029		425,000	412,232
Corporate Office Property LP, REIT, 2.75%, 4/15/2031		868,000	871,345
			$1,969,944
Real Estate - Other – 0.2%
EPR Properties, REIT, 3.6%, 11/15/2031		$725,000	$ 726,772
Lexington Realty Trust Co., 2.7%, 9/15/2030		881,000	884,510
Sun Communities, Inc., 2.7%, 7/15/2031		526,000	527,713
W.P. Carey, Inc., REIT, 2.4%, 2/01/2031		1,296,000	1,278,687
			$3,417,682

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Real Estate - Retail – 0.2%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030		$1,174,000	$ 1,297,603
Hammerson Ireland Finance Designated Activity Co., 1.75%, 6/03/2027	EUR	662,000	762,104
Regency Centers Corp., 3.7%, 6/15/2030		$591,000	647,707
Spirit Realty, LP, 3.2%, 1/15/2027		531,000	559,484
			$3,266,898
Retailers – 0.2%
Best Buy Co., Inc., 1.95%, 10/01/2030		$1,357,000	$ 1,310,226
Home Depot, Inc., 4.875%, 2/15/2044		496,000	654,801
Kohl's Corp., 3.375%, 5/01/2031		944,000	958,372
			$2,923,399
Supermarkets – 0.1%
Auchan Holding S.A., 3.25%, 7/23/2027	EUR	500,000	$ 647,277
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	725,000	616,355
			$1,263,632
Supranational – 0.6%
Corporacion Andina de Fomento, 1.625%, 9/23/2025		$1,020,000	$ 1,027,981
European Financial Stability Facility, 1.45%, 9/05/2040	EUR	1,560,000	2,133,122
European Union, 0%, 7/04/2035		4,630,000	5,122,753
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	440,000	361,131
West African Development Bank, 4.7%, 10/22/2031		$1,759,000	1,915,129
West African Development Bank, 2.75%, 1/22/2033	EUR	628,000	766,085
			$11,326,201
Telecommunications - Wireless – 0.3%
American Tower Corp., REIT, 4%, 6/01/2025		$1,100,000	$ 1,189,911
American Tower Corp., REIT, 0.5%, 1/15/2028	EUR	690,000	783,881
Crown Castle International Corp., 1.35%, 7/15/2025		$501,000	498,922
Crown Castle International Corp., 4.45%, 2/15/2026		1,922,000	2,124,104
Crown Castle International Corp., 3.7%, 6/15/2026		425,000	458,995
Vantage Towers AG, 0.75%, 3/31/2030	EUR	300,000	341,394
Vodafone Group PLC, 3.375%, 8/08/2049	GBP	470,000	740,397
			$6,137,604
Telephone Services – 0.1%
TELUS Corp., 2.85%, 11/13/2031	CAD	1,775,000	$ 1,407,121
Tobacco – 0.0%
B.A.T. International Finance PLC, 2.25%, 6/26/2028	GBP	416,000	$ 557,008

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Transportation - Services – 0.3%
Abertis Infraestructuras S.A., 1.875%, 3/26/2032	EUR	1,000,000	$ 1,211,742
Element Fleet Management Corp., 1.6%, 4/06/2024 (n)		$1,835,000	1,847,472
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		537,000	800,072
Vinci S.A., 3.75%, 4/10/2029 (n)		1,334,000	1,479,363
			$5,338,649
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 5.31%, 5/01/2027		$47,659	$ 51,150
Small Business Administration, 2.22%, 3/01/2033		361,192	368,468
			$419,618
U.S. Treasury Obligations – 3.7%
U.S. Treasury Bonds, 2.375%, 11/15/2049		$15,507,000	$ 16,966,839
U.S. Treasury Notes, 1.25%, 3/31/2028		11,325,600	11,214,556
U.S. Treasury Notes, 2.375%, 5/15/2029 (f)		17,563,700	18,686,816
U.S. Treasury Notes, 1.125%, 8/15/2040		16,498,000	14,252,725
U.S. Treasury Notes, TIPS, 0.125%, 1/15/2031		6,884,446	7,635,102
			$68,756,038
Utilities - Electric Power – 0.9%
American Electric Power Co., Inc., 2.3%, 3/01/2030		$1,460,000	$ 1,443,507
Duke Energy Corp., 3.75%, 9/01/2046		910,000	990,266
Enel Americas S.A., 4%, 10/25/2026		3,133,000	3,343,538
Enel Finance International N.V., 0.5%, 6/17/2030	EUR	880,000	1,000,269
Enel Finance International N.V., 0.875%, 9/28/2034		1,220,000	1,377,837
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		$456,000	576,642
Enel S.p.A., 2.25% to 3/10/2027, FLR (EUR Swap Rate - 5yr. + 2.679%) to 3/10/2032, FLR (EUR Swap Rate - 5yr. + 2.929%) to 3/10/2047, FLR (EUR Swap Rate - 5yr. + 3.679%) to 3/10/2070	EUR	875,000	1,047,732
Enel S.p.A., 1.875%, 3/08/2170		1,025,000	1,153,844
Evergy, Inc., 2.9%, 9/15/2029		$1,246,000	1,298,689
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		758,000	774,768
Southern California Edison Co., 3.65%, 2/01/2050		478,000	515,446
Virginia Electric & Power Co., 3.5%, 3/15/2027		1,800,000	1,962,551
Virginia Electric & Power Co., 2.875%, 7/15/2029		454,000	477,695
			$15,962,784
Total Bonds (Identified Cost, $678,215,854)			$ 677,421,894

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Preferred Stocks – 0.4%
Computer Software - Systems – 0.1%
Samsung Electronics Co. Ltd.	48,690	$ 2,672,532
Consumer Products – 0.3%
Henkel AG & Co. KGaA	62,632	$ 5,602,513
Total Preferred Stocks (Identified Cost, $4,457,661)		$ 8,275,045
Convertible Preferred Stocks – 0.1%
Medical Equipment – 0.1%
Boston Scientific Corp., 5.5%	10,817	$ 1,266,021
Danaher Corp., 4.75%	499	1,040,540
Total Convertible Preferred Stocks (Identified Cost, $1,649,219)		$ 2,306,561
Investment Companies (h) – 3.1%
Money Market Funds – 3.1%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $57,312,909)	57,314,626	$ 57,314,626

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.1%
Other – 0.1%
U.S. Treasury 10 yr - Interest Rate Swap - Fund pays 1.75%, Fund receives FLR (3-month LIBOR) – September 2022 (Premiums Paid, $638,370)	Put	Merrill Lynch International	$ 73,800,000	$ 73,800,000	$1,923,802

Issuer	Shares/Par
Collateral for Securities Loaned – 0.1%
JPMorgan U.S. Government Money Market Fund, 0.03% (j) (Identified Cost, $1,214,400)	1,214,400	$ 1,214,400

Other Assets, Less Liabilities – 0.1%		1,770,109
Net Assets – 100.0%		$1,836,788,560

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $57,314,626 and $1,777,703,825, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $91,108,243, representing 5.0% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 3.014% (LIBOR - 1mo. + 2.85%), 7/15/2035	6/12/2020	$714,500	$724,104
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
IEU	International Equity Unit
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
PCL	Public Company Limited
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc

Portfolio of Investments – continued
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
UYU	Uruguayan Peso
Derivative Contracts at 10/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	12,685,261	USD	9,385,964	Deutsche Bank AG	1/14/2022	$158,811
AUD	1,279,947	USD	936,244	UBS AG	1/14/2022	26,827
CAD	10,129,307	USD	8,058,742	Citibank N.A.	1/14/2022	127,114
CHF	3,213,000	USD	3,468,383	Merrill Lynch International	1/14/2022	48,993
CNH	4,300,000	USD	662,227	Goldman Sachs International	1/14/2022	4,680
CNH	34,909,000	USD	5,366,297	HSBC Bank	1/14/2022	47,897
COP	2,567,260,000	USD	666,307	Goldman Sachs International	12/10/2021	13,599
DKK	8,708,598	USD	1,353,751	Merrill Lynch International	1/14/2022	2,381
GBP	1,948,804	USD	2,667,158	Deutsche Bank AG	1/14/2022	656
GBP	6,942,796	USD	9,454,547	JPMorgan Chase Bank N.A.	1/14/2022	49,790
IDR	31,790,358,660	USD	2,220,617	Citibank N.A.	11/22/2021	18,950
IDR	9,500,000,000	USD	662,483	JPMorgan Chase Bank N.A.	1/28/2022	2,318
ILS	3,400,000	USD	1,050,936	BNP Paribas S.A.	1/14/2022	24,362
KRW	969,828,000	USD	818,973	Barclays Bank PLC	12/13/2021	10,142
KRW	1,030,172,000	USD	870,740	JPMorgan Chase Bank N.A.	11/05/2021	10,770
MXN	110,468,516	USD	5,268,258	Goldman Sachs International	1/14/2022	35,034
NOK	102,790,638	USD	11,968,125	Deutsche Bank AG	1/14/2022	190,848
NZD	6,839,952	USD	4,792,278	Goldman Sachs International	1/14/2022	102,872
SEK	63,049,000	USD	7,206,097	Goldman Sachs International	1/14/2022	144,375
SEK	14,418,378	USD	1,668,984	HSBC Bank	1/14/2022	11,961

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SGD	1,900,000	USD	1,401,278	HSBC Bank	1/14/2022	$7,237
THB	68,750,000	USD	2,041,574	JPMorgan Chase Bank N.A.	11/18/2021	18,951
TWD	204,112,000	USD	7,333,584	Barclays Bank PLC	11/22/2021	6,331
USD	286,802	CAD	354,000	Deutsche Bank AG	1/14/2022	722
USD	178,383	CLP	140,211,000	JPMorgan Chase Bank N.A.	11/22/2021	6,432
USD	4,350,045	CNH	28,002,000	HSBC Bank	1/14/2022	7,089
USD	8,583,074	EUR	7,381,106	Deutsche Bank AG	1/14/2022	33,756
USD	603,383	EUR	520,918	JPMorgan Chase Bank N.A.	1/14/2022	20
USD	2,205,427	EUR	1,885,000	NatWest Markets PLC	1/14/2022	22,088
USD	4,486,451	EUR	3,860,395	UBS AG	1/14/2022	15,070
USD	152,724	GBP	110,429	Deutsche Bank AG	1/14/2022	1,552
USD	1,145,504	GBP	830,000	HSBC Bank	1/14/2022	9,276
USD	554,964	JPY	63,126,556	Brown Brothers Harriman	1/14/2022	552
USD	999,519	JPY	113,478,387	Goldman Sachs International	1/14/2022	2,891
USD	1,623,888	JPY	180,000,000	UBS AG	1/14/2022	43,031
USD	1,454,147	KRW	1,698,604,000	JPMorgan Chase Bank N.A.	12/01/2021	1,747
USD	1,770,848	PLN	6,995,000	JPMorgan Chase Bank N.A.	1/14/2022	20,639
USD	7,258,512	TWD	201,460,000	Barclays Bank PLC	11/22/2021	13,964
						$1,243,728
Liability Derivatives
CAD	10,959,796	USD	8,869,201	Brown Brothers Harriman	1/14/2022	$(12,197)
CAD	5,073,545	USD	4,111,208	Morgan Stanley Capital Services, Inc.	1/14/2022	(11,094)
CLP	423,301,000	USD	537,902	Goldman Sachs International	11/22/2021	(18,776)
CNH	23,461,000	USD	3,654,523	HSBC Bank	12/13/2021	(5,053)
CNH	46,058,000	USD	7,176,577	JPMorgan Chase Bank N.A.	1/14/2022	(33,235)
CZK	133,226,000	USD	6,032,056	BNP Paribas S.A.	1/14/2022	(47,721)
EUR	1,702,983	USD	1,979,305	Deutsche Bank AG	1/14/2022	(6,791)
EUR	106,459	USD	124,636	HSBC Bank	1/14/2022	(1,328)
EUR	8,061,034	USD	9,375,630	JPMorgan Chase Bank N.A.	1/14/2022	(38,772)
EUR	6,184,000	USD	7,240,174	Merrill Lynch International	1/14/2022	(77,429)
EUR	5,225,202	USD	6,069,486	UBS AG	1/14/2022	(17,289)
GBP	122,446	USD	169,262	Brown Brothers Harriman	1/14/2022	(1,640)
GBP	1,650,309	USD	2,269,194	Deutsche Bank AG	1/14/2022	(10,004)
HUF	731,285,000	USD	2,342,504	Brown Brothers Harriman	1/14/2022	(260)
JPY	5,702,189,211	USD	51,251,810	JPMorgan Chase Bank N.A.	1/14/2022	(1,172,133)
PLN	11,894,803	USD	2,988,494	Citibank N.A.	1/14/2022	(12,313)
RUB	80,411,000	USD	1,101,928	Citibank N.A.	4/25/2022	(9,865)
THB	118,000,000	USD	3,537,170	JPMorgan Chase Bank N.A.	11/18/2021	(560)
USD	6,514,486	AUD	8,928,173	Citibank N.A.	1/14/2022	(203,343)
USD	4,114,683	AUD	5,505,892	Deutsche Bank AG	1/14/2022	(28,118)
USD	3,149,012	CAD	3,900,000	Goldman Sachs International	1/14/2022	(2,718)
USD	11,239,054	CAD	13,917,169	HSBC Bank	1/14/2022	(7,909)
USD	1,792,415	CNH	11,708,000	HSBC Bank	12/17/2021	(28,159)
USD	3,611,125	CNH	23,461,000	JPMorgan Chase Bank N.A.	12/13/2021	(38,345)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	5,864,287	EUR	5,064,703	Deutsche Bank AG	1/14/2022	$(2,008)
USD	34,044,856	EUR	29,413,343	JPMorgan Chase Bank N.A.	1/14/2022	(23,751)
USD	8,126,495	GBP	5,965,716	Deutsche Bank AG	1/14/2022	(40,269)
USD	3,563,726	JPY	406,000,000	Barclays Bank PLC	1/14/2022	(1,983)
USD	1,000,682	JPY	114,246,796	UBS AG	1/14/2022	(2,694)
USD	722,323	KRW	855,887,150	Barclays Bank PLC	11/05/2021	(10,053)
USD	1,788,681	KRW	2,126,742,000	JPMorgan Chase Bank N.A.	12/13/2021	(29,490)
USD	11,143,544	NOK	95,500,000	JPMorgan Chase Bank N.A.	1/14/2022	(153,031)
USD	6,038,171	SEK	52,709,250	JPMorgan Chase Bank N.A.	1/14/2022	(106,857)
USD	880,034	TWD	24,516,000	Barclays Bank PLC	1/21/2022	(1,873)
USD	2,729,506	TWD	75,984,000	JPMorgan Chase Bank N.A.	1/21/2022	(3,846)
						$(2,160,907)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Euro-Bund 10 yr	Short	EUR	346	$67,243,965	December – 2021	$1,612,475
Euro-Buxl 30 yr	Short	EUR	34	8,213,750	December – 2021	33,398
U.S. Treasury Bond	Short	USD	36	5,790,375	December – 2021	63,472
U.S. Treasury Note 10 yr	Short	USD	110	14,377,344	December – 2021	176,470
U.S. Treasury Note 5 yr	Short	USD	463	56,370,250	December – 2021	801,200
U.S. Treasury Ultra Note 10 yr	Short	USD	293	42,494,156	December – 2021	754,284
						$3,441,299
Liability Derivatives
Interest Rate Futures
Euro-Bobl 5 yr	Long	EUR	370	$57,211,827	December – 2021	$(795,438)
Long Gilt 10 yr	Long	GBP	51	8,718,923	December – 2021	(188,382)
U.S. Treasury Note 2 yr	Long	USD	331	72,571,750	December – 2021	(271,867)
U.S. Treasury Ultra Bond	Short	USD	38	7,463,438	December – 2021	(31,781)
						$(1,287,468)
At October 31, 2021, the fund had cash collateral of $1,500,000 and other liquid securities with an aggregate value of $2,747,119 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $1,224,289 of securities on loan (identified cost, $1,379,964,801)	$1,777,703,825
Investments in affiliated issuers, at value (identified cost, $57,312,909)	57,314,626
Cash	62,712
Foreign currency, at value (identified cost, $210,446)	210,236
Restricted cash for
Forward foreign currency exchange contracts	1,500,000
Receivables for
Forward foreign currency exchange contracts	1,243,728
Net daily variation margin on open futures contracts	30,023
Investments sold	39,514,487
TBA sale commitments	6,630,804
Fund shares sold	1,590,807
Interest and dividends	9,080,683
Other assets	13
Total assets	$1,894,881,944
Liabilities
Payables for
Forward foreign currency exchange contracts	$2,160,907
Investments purchased	23,634,143
TBA purchase commitments	28,478,027
Fund shares reacquired	1,859,135
Collateral for securities loaned, at value	1,214,400
Payable to affiliates
Investment adviser	24,949
Administrative services fee	2,743
Shareholder servicing costs	452,000
Distribution and service fees	38,065
Payable for independent Trustees' compensation	66
Deferred country tax expense payable	12,660
Accrued expenses and other liabilities	216,289
Total liabilities	$58,093,384
Net assets	$1,836,788,560

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$1,303,755,751
Total distributable earnings (loss)	533,032,809
Net assets	$1,836,788,560
Shares of beneficial interest outstanding	92,377,784

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$810,476,704	40,556,089	$19.98
Class B	17,638,089	862,344	20.45
Class C	116,520,160	5,792,458	20.12
Class I	597,469,030	30,259,156	19.75
Class R1	2,432,055	121,721	19.98
Class R2	5,046,928	255,424	19.76
Class R3	19,529,015	980,588	19.92
Class R4	6,057,579	302,623	20.02
Class R6	261,619,000	13,247,381	19.75

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $21.20 [100 / 94.25 x $19.98]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$30,305,167
Interest	13,374,417
Dividends from affiliated issuers	40,389
Income on securities loaned	7,477
Foreign taxes withheld	(1,031,176)
Total investment income	$42,696,274
Expenses
Management fee	$13,759,406
Distribution and service fees	3,623,807
Shareholder servicing costs	1,659,092
Administrative services fee	244,646
Independent Trustees' compensation	27,449
Custodian fee	292,972
Shareholder communications	99,034
Audit and tax fees	127,649
Legal fees	9,587
Miscellaneous	208,707
Total expenses	$20,052,349
Fees paid indirectly	(1,632)
Reduction of expenses by investment adviser and distributor	(1,273,309)
Net expenses	$18,777,408
Net investment income (loss)	$23,918,866

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $9,034 country tax)	$169,149,485
Written options	107,446
Futures contracts	2,527,338
Swap agreements	64,819
Forward foreign currency exchange contracts	(3,064,764)
Foreign currency	(370,393)
Net realized gain (loss)	$168,413,931
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $6,803 decrease in deferred country tax)	$130,205,721
Futures contracts	1,924,622
Forward foreign currency exchange contracts	(1,671,572)
Translation of assets and liabilities in foreign currencies	15,983
Net unrealized gain (loss)	$130,474,754
Net realized and unrealized gain (loss)	$298,888,685
Change in net assets from operations	$322,807,551
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/21	10/31/20
Change in net assets
From operations
Net investment income (loss)	$23,918,866	$22,274,998
Net realized gain (loss)	168,413,931	105,322,757
Net unrealized gain (loss)	130,474,754	(118,133,608)
Change in net assets from operations	$322,807,551	$9,464,147
Total distributions to shareholders	$(127,898,152)	$(78,502,749)
Change in net assets from fund share transactions	$(8,865,770)	$(115,521,196)
Total change in net assets	$186,043,629	$(184,559,798)
Net assets
At beginning of period	1,650,744,931	1,835,304,729
At end of period	$1,836,788,560	$1,650,744,931
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$17.90	$18.51	$17.02	$18.08	$16.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.22	$0.30	$0.27	$0.23(c)
Net realized and unrealized gain (loss)	3.22	(0.03)	1.70	(0.81)	1.70
Total from investment operations	$3.46	$0.19	$2.00	$(0.54)	$1.93
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.29)	$(0.23)	$(0.28)	$(0.27)
From net realized gain	(1.03)	(0.51)	(0.28)	(0.24)	—
Total distributions declared to shareholders	$(1.38)	$(0.80)	$(0.51)	$(0.52)	$(0.27)
Net asset value, end of period (x)	$19.98	$17.90	$18.51	$17.02	$18.08
Total return (%) (r)(s)(t)(x)	19.88	1.00	12.03	(3.12)	11.88(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.17	1.16	1.15	1.20(c)
Expenses after expense reductions (f)	1.09	1.09	1.09	1.09	1.08(c)
Net investment income (loss)	1.24	1.26	1.70	1.48	1.35(c)
Portfolio turnover	94	89	65	52	41
Net assets at end of period (000 omitted)	$810,477	$698,352	$754,092	$731,699	$781,298
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$18.29	$18.88	$17.34	$18.41	$16.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.09	$0.17	$0.13	$0.11(c)
Net realized and unrealized gain (loss)	3.29	(0.03)	1.73	(0.83)	1.74
Total from investment operations	$3.39	$0.06	$1.90	$(0.70)	$1.85
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.14)	$(0.08)	$(0.13)	$(0.17)
From net realized gain	(1.03)	(0.51)	(0.28)	(0.24)	—
Total distributions declared to shareholders	$(1.23)	$(0.65)	$(0.36)	$(0.37)	$(0.17)
Net asset value, end of period (x)	$20.45	$18.29	$18.88	$17.34	$18.41
Total return (%) (r)(s)(t)(x)	18.96	0.26	11.21	(3.90)	11.11(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.92	1.91	1.90	1.95(c)
Expenses after expense reductions (f)	1.84	1.84	1.84	1.84	1.84(c)
Net investment income (loss)	0.49	0.51	0.96	0.72	0.61(c)
Portfolio turnover	94	89	65	52	41
Net assets at end of period (000 omitted)	$17,638	$19,630	$28,393	$36,088	$48,598

Class C	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$18.01	$18.60	$17.10	$18.15	$16.51
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.09	$0.17	$0.13	$0.10(c)
Net realized and unrealized gain (loss)	3.24	(0.03)	1.70	(0.80)	1.71
Total from investment operations	$3.34	$0.06	$1.87	$(0.67)	$1.81
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.14)	$(0.09)	$(0.14)	$(0.17)
From net realized gain	(1.03)	(0.51)	(0.28)	(0.24)	—
Total distributions declared to shareholders	$(1.23)	$(0.65)	$(0.37)	$(0.38)	$(0.17)
Net asset value, end of period (x)	$20.12	$18.01	$18.60	$17.10	$18.15
Total return (%) (r)(s)(t)(x)	19.00	0.28	11.14	(3.81)	11.03(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.92	1.91	1.90	1.95(c)
Expenses after expense reductions (f)	1.84	1.84	1.84	1.84	1.84(c)
Net investment income (loss)	0.49	0.52	0.96	0.72	0.60(c)
Portfolio turnover	94	89	65	52	41
Net assets at end of period (000 omitted)	$116,520	$144,961	$211,090	$255,464	$337,099
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$17.70	$18.31	$16.85	$17.91	$16.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.27	$0.34	$0.31	$0.28(c)
Net realized and unrealized gain (loss)	3.19	(0.04)	1.67	(0.81)	1.69
Total from investment operations	$3.48	$0.23	$2.01	$(0.50)	$1.97
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.33)	$(0.27)	$(0.32)	$(0.32)
From net realized gain	(1.03)	(0.51)	(0.28)	(0.24)	—
Total distributions declared to shareholders	$(1.43)	$(0.84)	$(0.55)	$(0.56)	$(0.32)
Net asset value, end of period (x)	$19.75	$17.70	$18.31	$16.85	$17.91
Total return (%) (r)(s)(t)(x)	20.23	1.27	12.26	(2.90)	12.22(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92	0.91	0.90	0.95(c)
Expenses after expense reductions (f)	0.84	0.84	0.84	0.84	0.84(c)
Net investment income (loss)	1.49	1.50	1.94	1.75	1.64(c)
Portfolio turnover	94	89	65	52	41
Net assets at end of period (000 omitted)	$597,469	$524,907	$569,767	$667,895	$585,360

Class R1	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$17.90	$18.51	$17.02	$18.08	$16.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.09	$0.17	$0.12	$0.10(c)
Net realized and unrealized gain (loss)	3.22	(0.03)	1.69	(0.80)	1.71
Total from investment operations	$3.32	$0.06	$1.86	$(0.68)	$1.81
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.16)	$(0.09)	$(0.14)	$(0.17)
From net realized gain	(1.03)	(0.51)	(0.28)	(0.24)	—
Total distributions declared to shareholders	$(1.24)	$(0.67)	$(0.37)	$(0.38)	$(0.17)
Net asset value, end of period (x)	$19.98	$17.90	$18.51	$17.02	$18.08
Total return (%) (r)(s)(t)(x)	18.99	0.23	11.18	(3.84)	11.09(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.92	1.91	1.90	1.95(c)
Expenses after expense reductions (f)	1.84	1.84	1.84	1.84	1.84(c)
Net investment income (loss)	0.49	0.51	0.96	0.65	0.59(c)
Portfolio turnover	94	89	65	52	41
Net assets at end of period (000 omitted)	$2,432	$2,396	$2,483	$2,352	$2,578
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$17.71	$18.31	$16.84	$17.89	$16.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.18	$0.25	$0.22	$0.19(c)
Net realized and unrealized gain (loss)	3.19	(0.04)	1.68	(0.80)	1.68
Total from investment operations	$3.38	$0.14	$1.93	$(0.58)	$1.87
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.23)	$(0.18)	$(0.23)	$(0.24)
From net realized gain	(1.03)	(0.51)	(0.28)	(0.24)	—
Total distributions declared to shareholders	$(1.33)	$(0.74)	$(0.46)	$(0.47)	$(0.24)
Net asset value, end of period (x)	$19.76	$17.71	$18.31	$16.84	$17.89
Total return (%) (r)(s)(t)(x)	19.61	0.75	11.74	(3.37)	11.59(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.42	1.41	1.40	1.45(c)
Expenses after expense reductions (f)	1.34	1.34	1.34	1.34	1.34(c)
Net investment income (loss)	0.99	1.00	1.44	1.21	1.11(c)
Portfolio turnover	94	89	65	52	41
Net assets at end of period (000 omitted)	$5,047	$4,997	$11,286	$13,788	$21,141

Class R3	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$17.85	$18.45	$16.97	$18.03	$16.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.22	$0.30	$0.26	$0.23(c)
Net realized and unrealized gain (loss)	3.21	(0.02)	1.69	(0.80)	1.71
Total from investment operations	$3.45	$0.20	$1.99	$(0.54)	$1.94
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.29)	$(0.23)	$(0.28)	$(0.28)
From net realized gain	(1.03)	(0.51)	(0.28)	(0.24)	—
Total distributions declared to shareholders	$(1.38)	$(0.80)	$(0.51)	$(0.52)	$(0.28)
Net asset value, end of period (x)	$19.92	$17.85	$18.45	$16.97	$18.03
Total return (%) (r)(s)(t)(x)	19.88	1.05	12.01	(3.14)	11.94(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.17	1.16	1.15	1.20(c)
Expenses after expense reductions (f)	1.09	1.09	1.09	1.09	1.09(c)
Net investment income (loss)	1.24	1.25	1.69	1.47	1.35(c)
Portfolio turnover	94	89	65	52	41
Net assets at end of period (000 omitted)	$19,529	$19,799	$20,300	$18,795	$21,193
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$17.93	$18.54	$17.05	$18.11	$16.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.27	$0.34	$0.31	$0.27(c)
Net realized and unrealized gain (loss)	3.23	(0.04)	1.70	(0.81)	1.72
Total from investment operations	$3.52	$0.23	$2.04	$(0.50)	$1.99
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.33)	$(0.27)	$(0.32)	$(0.32)
From net realized gain	(1.03)	(0.51)	(0.28)	(0.24)	—
Total distributions declared to shareholders	$(1.43)	$(0.84)	$(0.55)	$(0.56)	$(0.32)
Net asset value, end of period (x)	$20.02	$17.93	$18.54	$17.05	$18.11
Total return (%) (r)(s)(t)(x)	20.19	1.25	12.30	(2.87)	12.20(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92	0.91	0.90	0.95(c)
Expenses after expense reductions (f)	0.84	0.84	0.84	0.84	0.84(c)
Net investment income (loss)	1.50	1.51	1.95	1.71	1.59(c)
Portfolio turnover	94	89	65	52	41
Net assets at end of period (000 omitted)	$6,058	$6,461	$7,570	$7,514	$6,063

Class R6	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$17.71	$18.32	$16.85	$17.91	$16.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.28	$0.35	$0.33	$0.28(c)
Net realized and unrealized gain (loss)	3.18	(0.03)	1.69	(0.81)	1.70
Total from investment operations	$3.49	$0.25	$2.04	$(0.48)	$1.98
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.35)	$(0.29)	$(0.34)	$(0.33)
From net realized gain	(1.03)	(0.51)	(0.28)	(0.24)	—
Total distributions declared to shareholders	$(1.45)	$(0.86)	$(0.57)	$(0.58)	$(0.33)
Net asset value, end of period (x)	$19.75	$17.71	$18.32	$16.85	$17.91
Total return (%) (r)(s)(t)(x)	20.26	1.36	12.44	(2.82)	12.33(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.82	0.81	0.84(c)
Expenses after expense reductions (f)	0.75	0.75	0.75	0.75	0.74(c)
Net investment income (loss)	1.58	1.60	2.03	1.83	1.63(c)
Portfolio turnover	94	89	65	52	41
Net assets at end of period (000 omitted)	$261,619	$229,244	$230,324	$363,364	$347,795

See Notes to Financial Statements

Financial Highlights – continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Global Total Return Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While still evaluating the impact to the fund of the June 30, 2023 discontinuation of the more commonly used U.S. dollar LIBOR settings, management has concluded that the December 31, 2021 planned cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings will not have a material impact on the fund.

Notes to Financial Statements  - continued
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments

Notes to Financial Statements  - continued
are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2021 in valuing the fund's assets or liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$600,239,324	$—	$—	$600,239,324
Switzerland	82,062,727	—	—	82,062,727
Japan	5,093,743	71,752,978	—	76,846,721
United Kingdom	74,146,085	—	—	74,146,085
France	54,385,958	—	—	54,385,958
Canada	39,093,405	—	—	39,093,405
Germany	28,767,933	—	—	28,767,933
Netherlands	22,968,958	—	—	22,968,958
Taiwan	15,443,302	5,319,348	—	20,762,650
Other Countries	58,511,185	39,358,783	—	97,869,968
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	71,099,458	—	71,099,458
Non - U.S. Sovereign Debt	—	265,690,668	—	265,690,668
Municipal Bonds	—	6,137,758	—	6,137,758
U.S. Corporate Bonds	—	107,547,053	—	107,547,053
Residential Mortgage-Backed Securities	—	56,603,876	—	56,603,876
Commercial Mortgage-Backed Securities	—	30,453,982	—	30,453,982
Asset-Backed Securities (including CDOs)	—	19,538,739	—	19,538,739
Foreign Bonds	—	122,274,162	—	122,274,162
Mutual Funds	58,529,026	—	—	58,529,026
Total	$1,039,241,646	$795,776,805	$—	$1,835,018,451
Other Financial Instruments
Futures Contracts – Assets	$3,441,299	$—	$—	$3,441,299
Futures Contracts – Liabilities	(1,287,468)	—	—	(1,287,468)
Forward Foreign Currency Exchange Contracts – Assets	—	1,243,728	—	1,243,728
Forward Foreign Currency Exchange Contracts – Liabilities	—	(2,160,907)	—	(2,160,907)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Notes to Financial Statements  - continued
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$3,441,299	$(1,287,468)
Interest Rate	Purchased Option Contracts	1,923,802	—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,243,728	(2,160,907)
Total		$6,608,829	$(3,448,375)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Written Options	Unaffiliated Issuers (Purchased Options)
Interest Rate	$2,527,338	$ —	$ —	$ —	$ —
Foreign Exchange	—	—	(3,064,764)	—	—
Credit	—	64,819	—	107,446	(253,149)
Total	$2,527,338	$64,819	$(3,064,764)	$107,446	$(253,149)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$1,924,622	$ —	$962,680
Foreign Exchange	—	(1,671,572)	—
Total	$1,924,622	$(1,671,572)	$962,680
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts,

Notes to Financial Statements  - continued
if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.

Notes to Financial Statements  - continued
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Notes to Financial Statements  - continued
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the

Notes to Financial Statements  - continued
cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to

Notes to Financial Statements  - continued
purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $1,224,289. The fair value of the fund's investment securities on loan and a related liability of $1,214,400 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The value of the fund's securities on loan is marked to market daily and daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. The value of the fund's securities on loan net of the related collateral is $9,889 at period end. This collateral shortfall was adjusted for the following business day. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other.

Notes to Financial Statements  - continued
This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/21	Year ended 10/31/20
Ordinary income (including any short-term capital gains)	$35,867,262	$28,550,130
Long-term capital gains	92,030,890	49,952,619
Total distributions	$127,898,152	$78,502,749
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/21
Cost of investments	$1,456,261,259
Gross appreciation	404,630,701
Gross depreciation	(24,636,857)
Net unrealized appreciation (depreciation)	$ 379,993,844
Undistributed ordinary income	17,238,485
Undistributed long-term capital gain	135,633,098
Other temporary differences	167,382
Total distributable earnings (loss)	$ 533,032,809
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/21	Year ended 10/31/20
Class A	$53,672,718	$31,986,644
Class B	1,273,029	934,603
Class C	9,445,301	7,110,833
Class I	42,285,015	25,929,291
Class R1	164,770	89,659
Class R2	361,052	394,419
Class R3	1,519,960	881,022
Class R4	497,220	338,767
Class R6	18,679,087	10,837,511
Total	$127,898,152	$78,502,749

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	0.84%
In excess of $500 million and up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended October 31, 2021, this management fee reduction amounted to $223,340, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.09%	1.84%	1.84%	0.84%	1.84%	1.34%	1.09%	0.84%	0.78%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2023. For the year ended October 31, 2021, this reduction amounted to $1,049,620, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $88,137 for the year ended October 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,982,543
Class B	0.75%	0.25%	1.00%	1.00%	196,813
Class C	0.75%	0.25%	1.00%	1.00%	1,342,689
Class R1	0.75%	0.25%	1.00%	1.00%	25,283
Class R2	0.25%	0.25%	0.50%	0.50%	26,485
Class R3	—	0.25%	0.25%	0.25%	49,994
Total Distribution and Service Fees					$3,623,807
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2021, this rebate amounted to $339, $8, and $2 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2021, were as follows:
Amount
Class A	$3,419
Class B	8,075
Class C	2,822
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2021, the fee was $150,224, which equated to 0.0082% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,508,868.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.0134% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $27,207 and $1,738,416, respectively. The sales transactions resulted in net realized gains (losses) of $1,074,836.
(4) Portfolio Securities
For the year ended October 31, 2021, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$485,732,404	$497,402,075
Non-U.S. Government securities	1,156,513,535	1,282,464,030

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,373,697	$84,778,727	4,464,127	$79,824,616
Class B	4,856	93,924	6,252	115,884
Class C	374,840	7,327,015	481,533	8,740,188
Class I	5,299,816	101,702,117	6,500,510	113,328,499
Class R1	10,650	208,208	17,411	308,290
Class R2	41,301	792,127	76,072	1,343,414
Class R3	152,610	2,961,078	351,291	6,298,909
Class R4	70,946	1,392,577	67,166	1,208,555
Class R6	2,836,265	54,659,503	3,283,901	57,400,817
	13,164,981	$253,915,276	15,248,263	$268,569,172
Shares issued to shareholders in reinvestment of distributions
Class A	2,617,171	$49,281,894	1,644,550	$29,777,127
Class B	61,966	1,190,152	45,822	855,887
Class C	456,350	8,622,444	323,077	5,939,528
Class I	1,946,797	36,241,395	1,230,716	21,994,988
Class R1	8,773	164,770	4,910	89,659
Class R2	16,877	313,997	11,612	208,954
Class R3	81,087	1,519,960	48,816	881,022
Class R4	26,086	491,887	18,645	337,555
Class R6	855,542	15,932,843	533,493	9,522,107
	6,070,649	$113,759,342	3,861,641	$69,606,827
Shares reacquired
Class A	(5,442,782)	$(105,840,131)	(7,839,615)	$(137,914,440)
Class B	(277,760)	(5,539,888)	(482,677)	(8,650,815)
Class C	(3,088,516)	(60,085,012)	(4,102,276)	(73,060,903)
Class I	(6,637,545)	(127,588,510)	(9,191,794)	(156,851,341)
Class R1	(31,518)	(612,574)	(22,642)	(399,261)
Class R2	(84,828)	(1,629,465)	(421,912)	(7,406,840)
Class R3	(362,528)	(6,909,193)	(390,718)	(6,849,193)
Class R4	(154,759)	(3,027,858)	(133,837)	(2,402,478)
Class R6	(3,392,351)	(65,307,757)	(3,443,772)	(60,161,924)
	(19,472,587)	$(376,540,388)	(26,029,243)	$(453,697,195)

Notes to Financial Statements  - continued
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	1,548,086	$28,220,490	(1,730,938)	$(28,312,697)
Class B	(210,938)	(4,255,812)	(430,603)	(7,679,044)
Class C	(2,257,326)	(44,135,553)	(3,297,666)	(58,381,187)
Class I	609,068	10,355,002	(1,460,568)	(21,527,854)
Class R1	(12,095)	(239,596)	(321)	(1,312)
Class R2	(26,650)	(523,341)	(334,228)	(5,854,472)
Class R3	(128,831)	(2,428,155)	9,389	330,738
Class R4	(57,727)	(1,143,394)	(48,026)	(856,368)
Class R6	299,456	5,284,589	373,622	6,761,000
	(236,957)	$(8,865,770)	(6,919,339)	$(115,521,196)
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2021, the fund’s commitment fee and interest expense were $6,826 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$53,853,362	$788,722,791	$785,261,527	$—	$—	$57,314,626

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$40,389	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Global Total Return Fund and the Board of Trustees of MFS Series Trust VI
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
December 15, 2021

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 58)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Pilar Gomez-Bravo Steven Gorham Andy Li Johnathan Munko Vipin Narula Henry Peabody Jonathan Sage Robert Spector Erik Weisman

Board Review of Investment Advisory Agreement
MFS Global Total Return Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by

Board Review of Investment Advisory Agreement - continued
Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $112,553,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 28.02% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
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MAILING ADDRESS
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OVERNIGHT MAIL
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Kansas City, MO 64105-1407

Annual Report
October 31, 2021
MFS®  Utilities Fund
MMU-ANN

MFS® Utilities Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, the effectiveness of vaccines appears to wane over time, and their uneven distribution impacts the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has begun to taper its bond buying, which has pushed up Treasury yields, particularly on the short end of the yield curve. Having passed a $1.9 trillion stimulus package in March and a $1.1 trillion infrastructure bill in November, the U.S. Congress aims to approve additional stimulus later this year. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation.
Since midyear, global economic growth has moderated, with the spread of the Delta variant of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
December 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
NextEra Energy, Inc.	9.2%
Southern Co.	5.6%
Exelon Corp.	5.4%
EDP Renovaveis S.A.	4.9%
Dominion Energy, Inc.	4.9%
Duke Energy Corp.	3.9%
PG&E Corp.	3.5%
Sempra Energy	3.5%
Iberdrola S.A.	3.3%
Edison International	3.1%
Top five industries
Utilities - Electric Power	84.8%
Telecommunications - Wireless	7.6%
Natural Gas - Distribution	3.0%
Cable TV	1.9%
Telephone Services	1.2%
Issuer country weightings (x)
United States	68.3%
Portugal	6.5%
Spain	6.0%
United Kingdom	4.6%
Germany	4.3%
Italy	3.0%
Canada	2.2%
Brazil	0.9%
Thailand	0.7%
Other Countries	3.5%

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of October 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended October 31, 2021, Class A shares of the MFS Utilities Fund (fund) provided a total return of 18.90%, at net asset value. This compares with a return of 42.91% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 10.68% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of the Delta variant, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve indicated it will reduce the pace of its asset purchases beginning in November. The European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher late in the period amid higher inflation, signs of a crest in the Delta variant wave and on expectations of a tighter Fed.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Detractors from Performance
Relative to the Standard & Poor’s 500 Utilities Index, not owning stocks in the water utilities industry detracted from the fund's relative performance. Here, not holding shares of water utility company American Water Works held back relative results. The price of American Water Works’ shares climbed over the reporting period on the back of strong earnings results that benefited from several factors, including higher rates, acquisitions, the easing of COVID-19 related headwinds and favorable weather.
Stocks in other industries that further weakened relative performance included the fund's underweight positions in electric power and energy infrastructure firm NextEra Energy, natural gas and electricity distributor Duke Energy and electric utility company Public Service Enterprise Group. Shares of NextEra Energy outperformed the benchmark during the reporting period, aided by strong business results from its Florida Power & Light and Gulf Power utility divisions, as well as strong momentum in its
3

Management Review - continued
renewable energy development program. The fund's holdings of electricity and gas distributors Iberdrola(b) (Spain) and RWE(b) (Germany) and wireless communications firms T-Mobile(b) and Cellnex Telecom(b) (Spain) also held back relative results. Lastly, not holding shares of energy services firm NRG Energy weighed on relative performance.
The fund's cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
Security selection within the electric power industry contributed to relative performance. Here, the fund's holdings of renewable energy company EDP Renovaveis(b) (Portugal) and electric services provider SSE(b) (United Kingdom), and its underweight positions in utility company American Electric Power and energy products and services supplier Dominion Energy, benefited relative returns. The share price of EDP Renovaveis climbed over the reporting period as the company's balance sheet appeared to have benefited from the disposal of significant assets and the company successfully secured capacity additions. Not holding shares of power & natural gas distributors Xcel Energy, WEC Energy Group and Eversource Energy, as well as shares of energy products and services supplier Consolidated Edison, also aided relative performance within this industry.
The fund's overweight allocation to the natural gas pipeline industry further supported relative performance. Within this industry, the timing of the fund's position in shares of natural gas and petrochemical products manufacturer Enterprise Products Partners(b)(h) and natural gas services provider Cheniere Energy(b)(h) lifted relative results. The stock price of Enterprise Product Solution advanced due to strong earnings results that came in ahead of market expectations thanks to strong growth in natural gas pipeline revenues.
Respectfully,
Portfolio Manager(s)
Claud Davis and J. Scott Walker
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 10/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
5

Performance Summary  - continued
Total Returns through 10/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/14/92	18.90%	10.55%	9.21%	N/A
B	9/07/93	18.02%	9.72%	8.39%	N/A
C	1/03/94	18.00%	9.71%	8.39%	N/A
I	1/02/97	19.23%	10.82%	9.49%	N/A
R1	4/01/05	18.06%	9.72%	8.40%	N/A
R2	10/31/03	18.60%	10.27%	8.94%	N/A
R3	4/01/05	18.91%	10.55%	9.21%	N/A
R4	4/01/05	19.19%	10.82%	9.48%	N/A
R6	6/01/12	19.31%	10.93%	N/A	10.26%
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	42.91%	18.93%	16.21%	N/A
Standard & Poor’s 500 Utilities Index (f)	10.68%	9.93%	10.71%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	12.06%	9.25%	8.57%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	14.02%	9.44%	8.39%	N/A
C With CDSC (1% for 12 months) (v)	17.00%	9.71%	8.39%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
Standard & Poor's 500 Utilities Index(g) - a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC
6

Performance Summary  - continued
and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2021 through October 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Expenses Paid During Period (p) 5/01/21-10/31/21
A	Actual	0.99%	$1,000.00	$1,031.89	$5.07
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
B	Actual	1.74%	$1,000.00	$1,027.60	$8.89
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
C	Actual	1.74%	$1,000.00	$1,027.68	$8.89
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
I	Actual	0.74%	$1,000.00	$1,032.98	$3.79
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R1	Actual	1.74%	$1,000.00	$1,028.00	$8.89
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
R2	Actual	1.24%	$1,000.00	$1,030.32	$6.35
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R3	Actual	0.99%	$1,000.00	$1,031.47	$5.07
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R4	Actual	0.74%	$1,000.00	$1,033.10	$3.79
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
R6	Actual	0.65%	$1,000.00	$1,033.42	$3.33
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
10/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.4%
Cable TV – 1.9%
Charter Communications, Inc., “A” (a)	92,794	$ 62,625,743
Natural Gas - Distribution – 3.0%
Atmos Energy Corp.	615,520	$ 56,701,702
China Resources Gas Group Ltd.	3,670,000	19,757,304
UGI Corp.	419,748	18,221,261
		$94,680,267
Natural Gas - Pipeline – 0.5%
Equitrans Midstream Corp.	1,572,226	$ 16,209,650
Telecommunications - Wireless – 7.6%
Advanced Info Service Public Co. Ltd.	4,248,100	$ 24,196,215
Cellnex Telecom S.A.	1,397,612	85,919,707
KDDI Corp.	585,400	18,147,273
Rogers Communications, Inc.	638,732	29,707,025
SBA Communications Corp., REIT	161,011	55,601,929
T-Mobile USA, Inc. (a)	252,240	29,015,167
		$242,587,316
Telephone Services – 1.2%
Hellenic Telecommunications Organization S.A.	1,220,149	$ 21,580,531
NOS, SGPS S.A.	892,616	3,481,510
Telesites S.A.B. de C.V.	14,690,804	13,400,685
		$38,462,726
Utilities - Electric Power – 84.2%
AES Corp.	2,598,030	$ 65,288,494
ALLETE, Inc.	247,676	15,241,981
Alliant Energy Corp.	1,144,104	64,721,963
American Electric Power Co., Inc.	610,625	51,726,044
CenterPoint Energy, Inc.	3,083,668	80,298,715
CLP Holdings Ltd.	2,053,000	20,093,304
Dominion Energy, Inc.	2,062,813	156,629,391
DTE Energy Co.	531,189	60,210,273
Duke Energy Corp.	1,218,552	124,304,489
E.ON SE	5,038,561	63,872,306
Edison International	1,559,343	98,129,455
EDP Renovaveis S.A.	5,628,310	156,802,466
Electricite de France S.A.	1,325,192	19,501,366
Emera, Inc. (l)	852,690	39,671,857
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Enel S.p.A.	11,674,650	$ 97,656,299
Energias de Portugal S.A.	8,226,319	46,445,007
Energisa S.A., IEU	1,002,900	7,040,451
Entergy Corp.	224,386	23,116,246
Equatorial Energia S.A.	3,330,800	13,503,084
Evergy, Inc.	1,005,343	64,090,616
Exelon Corp.	3,245,178	172,611,018
FirstEnergy Corp.	1,852,738	71,385,995
Iberdrola S.A.	8,890,828	104,987,698
National Grid PLC	4,816,980	61,664,169
Neoenergia S.A.	2,903,100	7,973,006
NextEra Energy Partners LP	103,230	8,908,749
NextEra Energy, Inc.	3,443,769	293,856,809
PG&E Corp. (a)	9,762,761	113,248,028
Pinnacle West Capital Corp.	576,273	37,163,846
Portland General Electric Co.	332,060	16,373,879
Public Service Enterprise Group, Inc.	935,049	59,656,126
RWE AG	1,895,587	72,904,504
Sempra Energy	883,098	112,709,798
Southern Co.	2,843,141	177,184,547
SSE PLC	3,847,717	86,543,310
Vistra Corp.	1,124,012	22,019,395
		$ 2,687,534,684
Total Common Stocks (Identified Cost, $2,189,550,611)		$3,142,100,386
Convertible Preferred Stocks – 0.6%
Utilities - Electric Power – 0.6%
DTE Energy Co., 6.25%	175,400	$ 8,854,192
NextEra Energy, Inc., 5.279%	175,500	9,559,485
Total Convertible Preferred Stocks (Identified Cost, $14,864,754)		$ 18,413,677
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $21,815,025)	21,815,024	$ 21,815,025
Collateral for Securities Loaned – 0.7%
JPMorgan U.S. Government Money Market Fund, 0.03% (j) (Identified Cost, $21,125,395)	21,125,395	$ 21,125,395

Other Assets, Less Liabilities – (0.4)%		(11,821,148)
Net Assets – 100.0%		$3,191,633,335
11

Portfolio of Investments – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $21,815,025 and $3,181,639,458, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
IEU	International Equity Unit
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Derivative Contracts at 10/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	532,300	USD	616,118	JPMorgan Chase Bank N.A.	1/14/2022	$430
EUR	214,227	USD	247,571	Morgan Stanley Capital Services, Inc.	1/14/2022	562
EUR	274,377	USD	317,634	State Street Bank Corp.	1/14/2022	169
GBP	933,785	USD	1,271,307	Citibank N.A.	1/14/2022	6,997
USD	103,973,001	EUR	88,540,407	Barclays Bank PLC	11/12/2021	1,600,417
USD	1,189,498	EUR	1,026,388	Credit Suisse Group	1/14/2022	663
USD	107,755,894	EUR	92,674,508	Goldman Sachs International	1/14/2022	413,745
USD	95,966,152	EUR	82,628,293	HSBC Bank	1/14/2022	260,237
USD	40,915,944	EUR	35,184,707	JPMorgan Chase Bank N.A.	1/14/2022	162,536
USD	9,511,458	EUR	8,182,170	Merrill Lynch International	1/14/2022	34,292
USD	32,801,264	EUR	28,208,279	State Street Bank Corp.	1/14/2022	128,446
USD	10,184,049	EUR	8,792,185	UBS AG	1/14/2022	321
						$2,608,815
Liability Derivatives
EUR	219,005	USD	254,305	HSBC Bank	1/14/2022	$(638)
EUR	433,705	USD	507,551	Merrill Lynch International	1/14/2022	(5,204)
EUR	1,764,354	USD	2,060,278	Morgan Stanley Capital Services, Inc.	1/14/2022	(16,679)
EUR	78,107	USD	90,472	State Street Bank Corp.	1/14/2022	(2)
EUR	884,582	USD	1,025,474	UBS AG	1/14/2022	(889)
USD	44,350,271	CAD	55,770,244	JPMorgan Chase Bank N.A.	1/14/2022	(719,663)
USD	15,601,781	EUR	13,481,840	Morgan Stanley Capital Services, Inc.	1/14/2022	(13,836)
12

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	97,112,186	GBP	71,312,788	JPMorgan Chase Bank N.A.	1/14/2022	$(511,414)
						$(1,268,325)
At October 31, 2021, the fund had cash collateral of $3,060,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
13

Financial Statements
Statement of Assets and Liabilities
At 10/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $19,804,877 of securities on loan (identified cost, $2,225,540,760)	$3,181,639,458
Investments in affiliated issuers, at value (identified cost, $21,815,025)	21,815,025
Cash	322,346
Restricted cash for
Forward foreign currency exchange contracts	3,060,000
Receivables for
Forward foreign currency exchange contracts	2,608,815
Investments sold	9,900,403
Fund shares sold	1,371,779
Interest and dividends	4,275,872
Other assets	27
Total assets	$3,224,993,725
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,268,325
Investments purchased	1,632,934
Fund shares reacquired	7,703,704
Collateral for securities loaned, at value	21,125,395
Payable to affiliates
Investment adviser	204,948
Administrative services fee	4,694
Shareholder servicing costs	879,036
Distribution and service fees	84,161
Payable for independent Trustees' compensation	223
Deferred country tax expense payable	246,880
Accrued expenses and other liabilities	210,090
Total liabilities	$33,360,390
Net assets	$3,191,633,335
Net assets consist of
Paid-in capital	$2,108,510,153
Total distributable earnings (loss)	1,083,123,182
Net assets	$3,191,633,335
Shares of beneficial interest outstanding	130,451,187
14

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,951,571,002	79,822,627	$24.45
Class B	49,749,626	2,047,098	24.30
Class C	149,760,962	6,162,381	24.30
Class I	687,187,836	27,969,870	24.57
Class R1	5,126,025	211,600	24.23
Class R2	41,967,534	1,722,577	24.36
Class R3	201,005,778	8,227,845	24.43
Class R4	25,766,035	1,052,491	24.48
Class R6	79,498,537	3,234,698	24.58

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $25.94 [100 / 94.25 x $24.45]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
15

Financial Statements
Statement of Operations
Year ended 10/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$97,542,230
Other	148,654
Income on securities loaned	40,189
Dividends from affiliated issuers	11,883
Foreign taxes withheld	(3,233,093)
Total investment income	$94,509,863
Expenses
Management fee	$18,953,080
Distribution and service fees	7,894,692
Shareholder servicing costs	3,568,565
Administrative services fee	415,940
Independent Trustees' compensation	43,857
Custodian fee	379,548
Shareholder communications	134,879
Audit and tax fees	65,382
Legal fees	18,237
Miscellaneous	205,797
Total expenses	$31,679,977
Fees paid indirectly	(2,312)
Reduction of expenses by investment adviser and distributor	(388,334)
Net expenses	$31,289,331
Net investment income (loss)	$63,220,532
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $57,122 country tax)	$85,488,921
Forward foreign currency exchange contracts	3,900,324
Foreign currency	(133,859)
Net realized gain (loss)	$89,255,386
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $94,718 increase in deferred country tax)	$397,042,296
Forward foreign currency exchange contracts	(4,940,890)
Translation of assets and liabilities in foreign currencies	(42,029)
Net unrealized gain (loss)	$392,059,377
Net realized and unrealized gain (loss)	$481,314,763
Change in net assets from operations	$544,535,295
See Notes to Financial Statements
16

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/21	10/31/20
Change in net assets
From operations
Net investment income (loss)	$63,220,532	$79,023,714
Net realized gain (loss)	89,255,386	98,771,100
Net unrealized gain (loss)	392,059,377	(265,288,542)
Change in net assets from operations	$544,535,295	$(87,493,728)
Total distributions to shareholders	$(161,630,114)	$(225,254,336)
Change in net assets from fund share transactions	$(204,657,745)	$(286,299,366)
Total change in net assets	$178,247,436	$(599,047,430)
Net assets
At beginning of period	3,013,385,899	3,612,433,329
At end of period	$3,191,633,335	$3,013,385,899
See Notes to Financial Statements
17

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$21.65	$23.54	$20.08	$20.46	$18.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.54	$0.55	$0.55	$0.51(c)
Net realized and unrealized gain (loss)	3.52	(0.93)	3.73	(0.35)	2.15
Total from investment operations	$3.98	$(0.39)	$4.28	$0.20	$2.66
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.31)	$(0.49)	$(0.50)	$(0.69)
From net realized gain	(0.92)	(1.19)	(0.33)	(0.08)	—
Total distributions declared to shareholders	$(1.18)	$(1.50)	$(0.82)	$(0.58)	$(0.69)
Net asset value, end of period (x)	$24.45	$21.65	$23.54	$20.08	$20.46
Total return (%) (r)(s)(t)(x)	18.90	(1.70)	21.94	0.98	14.73(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.00	1.00	1.01(c)
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	1.01(c)
Net investment income (loss)	1.98	2.51	2.51	2.70	2.64(c)
Portfolio turnover	12	30	30	23	24
Net assets at end of period (000 omitted)	$1,951,571	$1,744,515	$1,956,524	$1,706,956	$1,951,500
See Notes to Financial Statements
18

Financial Highlights – continued
Class B	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$21.53	$23.42	$19.98	$20.36	$18.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.38	$0.38	$0.39	$0.36(c)
Net realized and unrealized gain (loss)	3.49	(0.93)	3.72	(0.35)	2.14
Total from investment operations	$3.79	$(0.55)	$4.10	$0.04	$2.50
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.15)	$(0.33)	$(0.34)	$(0.54)
From net realized gain	(0.92)	(1.19)	(0.33)	(0.08)	—
Total distributions declared to shareholders	$(1.02)	$(1.34)	$(0.66)	$(0.42)	$(0.54)
Net asset value, end of period (x)	$24.30	$21.53	$23.42	$19.98	$20.36
Total return (%) (r)(s)(t)(x)	18.02	(2.45)	21.02	0.22	13.87(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.75	1.75	1.76(c)
Expenses after expense reductions (f)	1.74	1.74	1.74	1.74	1.76(c)
Net investment income (loss)	1.27	1.75	1.76	1.94	1.89(c)
Portfolio turnover	12	30	30	23	24
Net assets at end of period (000 omitted)	$49,750	$63,594	$99,924	$113,779	$156,814

Class C	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$21.53	$23.42	$19.98	$20.36	$18.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.38	$0.38	$0.38	$0.36(c)
Net realized and unrealized gain (loss)	3.49	(0.93)	3.72	(0.34)	2.14
Total from investment operations	$3.79	$(0.55)	$4.10	$0.04	$2.50
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.15)	$(0.33)	$(0.34)	$(0.54)
From net realized gain	(0.92)	(1.19)	(0.33)	(0.08)	—
Total distributions declared to shareholders	$(1.02)	$(1.34)	$(0.66)	$(0.42)	$(0.54)
Net asset value, end of period (x)	$24.30	$21.53	$23.42	$19.98	$20.36
Total return (%) (r)(s)(t)(x)	18.00	(2.45)	21.02	0.21	13.87(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.75	1.75	1.76(c)
Expenses after expense reductions (f)	1.74	1.74	1.74	1.74	1.76(c)
Net investment income (loss)	1.28	1.76	1.75	1.91	1.90(c)
Portfolio turnover	12	30	30	23	24
Net assets at end of period (000 omitted)	$149,761	$230,614	$370,036	$424,769	$640,795
See Notes to Financial Statements
19

Financial Highlights – continued
Class I	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$21.74	$23.64	$20.16	$20.54	$18.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.53	$0.60	$0.60	$0.60	$0.56(c)
Net realized and unrealized gain (loss)	3.54	(0.94)	3.76	(0.35)	2.16
Total from investment operations	$4.07	$(0.34)	$4.36	$0.25	$2.72
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.37)	$(0.55)	$(0.55)	$(0.74)
From net realized gain	(0.92)	(1.19)	(0.33)	(0.08)	—
Total distributions declared to shareholders	$(1.24)	$(1.56)	$(0.88)	$(0.63)	$(0.74)
Net asset value, end of period (x)	$24.57	$21.74	$23.64	$20.16	$20.54
Total return (%) (r)(s)(t)(x)	19.23	(1.49)	22.26	1.22	15.02(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.75	0.75	0.75	0.76(c)
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.76(c)
Net investment income (loss)	2.24	2.76	2.77	2.93	2.86(c)
Portfolio turnover	12	30	30	23	24
Net assets at end of period (000 omitted)	$687,188	$626,500	$698,558	$587,221	$682,272

Class R1	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$21.47	$23.37	$19.94	$20.32	$18.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.37	$0.38	$0.39	$0.36(c)
Net realized and unrealized gain (loss)	3.51	(0.92)	3.71	(0.34)	2.13
Total from investment operations	$3.79	$(0.55)	$4.09	$0.05	$2.49
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.16)	$(0.33)	$(0.35)	$(0.54)
From net realized gain	(0.92)	(1.19)	(0.33)	(0.08)	—
Total distributions declared to shareholders	$(1.03)	$(1.35)	$(0.66)	$(0.43)	$(0.54)
Net asset value, end of period (x)	$24.23	$21.47	$23.37	$19.94	$20.32
Total return (%) (r)(s)(t)(x)	18.06	(2.48)	21.03	0.23	13.84(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.75	1.75	1.75	1.76(c)
Expenses after expense reductions (f)	1.74	1.74	1.74	1.74	1.76(c)
Net investment income (loss)	1.23	1.75	1.77	1.93	1.90(c)
Portfolio turnover	12	30	30	23	24
Net assets at end of period (000 omitted)	$5,126	$5,171	$6,561	$6,453	$7,623
See Notes to Financial Statements
20

Financial Highlights – continued
Class R2	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$21.58	$23.47	$20.03	$20.40	$18.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.48	$0.49	$0.50	$0.46(c)
Net realized and unrealized gain (loss)	3.50	(0.92)	3.72	(0.35)	2.14
Total from investment operations	$3.91	$(0.44)	$4.21	$0.15	$2.60
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.26)	$(0.44)	$(0.44)	$(0.64)
From net realized gain	(0.92)	(1.19)	(0.33)	(0.08)	—
Total distributions declared to shareholders	$(1.13)	$(1.45)	$(0.77)	$(0.52)	$(0.64)
Net asset value, end of period (x)	$24.36	$21.58	$23.47	$20.03	$20.40
Total return (%) (r)(s)(t)(x)	18.60	(1.96)	21.59	0.77	14.42(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.25	1.25	1.25	1.26(c)
Expenses after expense reductions (f)	1.24	1.24	1.24	1.24	1.26(c)
Net investment income (loss)	1.74	2.26	2.26	2.46	2.39(c)
Portfolio turnover	12	30	30	23	24
Net assets at end of period (000 omitted)	$41,968	$41,020	$59,224	$57,733	$78,248

Class R3	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$21.63	$23.52	$20.07	$20.45	$18.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.54	$0.57	$0.55	$0.51(c)
Net realized and unrealized gain (loss)	3.51	(0.93)	3.71	(0.35)	2.15
Total from investment operations	$3.98	$(0.39)	$4.28	$0.20	$2.66
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.31)	$(0.50)	$(0.50)	$(0.69)
From net realized gain	(0.92)	(1.19)	(0.33)	(0.08)	—
Total distributions declared to shareholders	$(1.18)	$(1.50)	$(0.83)	$(0.58)	$(0.69)
Net asset value, end of period (x)	$24.43	$21.63	$23.52	$20.07	$20.45
Total return (%) (r)(s)(t)(x)	18.91	(1.71)	21.92	0.97	14.74(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.00	1.00	1.01(c)
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	1.01(c)
Net investment income (loss)	1.99	2.51	2.63	2.71	2.64(c)
Portfolio turnover	12	30	30	23	24
Net assets at end of period (000 omitted)	$201,006	$201,509	$279,639	$72,490	$99,454
See Notes to Financial Statements
21

Financial Highlights – continued
Class R4	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$21.67	$23.56	$20.10	$20.48	$18.51
Income (loss) from investment operations
Net investment income (loss) (d)	$0.53	$0.60	$0.60	$0.61	$0.56(c)
Net realized and unrealized gain (loss)	3.52	(0.93)	3.74	(0.36)	2.15
Total from investment operations	$4.05	$(0.33)	$4.34	$0.25	$2.71
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.37)	$(0.55)	$(0.55)	$(0.74)
From net realized gain	(0.92)	(1.19)	(0.33)	(0.08)	—
Total distributions declared to shareholders	$(1.24)	$(1.56)	$(0.88)	$(0.63)	$(0.74)
Net asset value, end of period (x)	$24.48	$21.67	$23.56	$20.10	$20.48
Total return (%) (r)(s)(t)(x)	19.19	(1.46)	22.22	1.22	15.01(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.75	0.75	0.75	0.76(c)
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.76(c)
Net investment income (loss)	2.25	2.76	2.76	3.01	2.89(c)
Portfolio turnover	12	30	30	23	24
Net assets at end of period (000 omitted)	$25,766	$24,920	$49,530	$48,109	$79,612

Class R6	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$21.75	$23.64	$20.17	$20.54	$18.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.54	$0.61	$0.61	$0.61	$0.57(c)
Net realized and unrealized gain (loss)	3.54	(0.92)	3.76	(0.34)	2.17
Total from investment operations	$4.08	$(0.31)	$4.37	$0.27	$2.74
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.39)	$(0.57)	$(0.56)	$(0.76)
From net realized gain	(0.92)	(1.19)	(0.33)	(0.08)	—
Total distributions declared to shareholders	$(1.25)	$(1.58)	$(0.90)	$(0.64)	$(0.76)
Net asset value, end of period (x)	$24.58	$21.75	$23.64	$20.17	$20.54
Total return (%) (r)(s)(t)(x)	19.31	(1.36)	22.29	1.36	15.13(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.66	0.66	0.66	0.66(c)
Expenses after expense reductions (f)	0.65	0.65	0.65	0.65	0.66(c)
Net investment income (loss)	2.29	2.84	2.84	3.02	2.93(c)
Portfolio turnover	12	30	30	23	24
Net assets at end of period (000 omitted)	$79,499	$75,542	$92,437	$119,752	$136,631

See Notes to Financial Statements
22

Financial Highlights – continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
23

Notes to Financial Statements
(1) Business and Organization
MFS Utilities Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While still evaluating the impact to
24

Notes to Financial Statements  - continued
the fund of the June 30, 2023 discontinuation of the more commonly used U.S. dollar LIBOR settings, management has concluded that the December 31, 2021 planned cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings will not have a material impact on the fund.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the
25

Notes to Financial Statements  - continued
security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2021 in valuing the fund's assets or liabilities:
26

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,145,664,986	$—	$—	$2,145,664,986
Portugal	206,728,983	—	—	206,728,983
Spain	190,907,405	—	—	190,907,405
United Kingdom	148,207,479	—	—	148,207,479
Germany	136,776,810	—	—	136,776,810
Italy	97,656,299	—	—	97,656,299
Canada	69,378,882	—	—	69,378,882
Brazil	28,516,541	—	—	28,516,541
Thailand	—	24,196,215	—	24,196,215
Other Countries	74,575,886	37,904,577	—	112,480,463
Mutual Funds	42,940,420	—	—	42,940,420
Total	$3,141,353,691	$62,100,792	$—	$3,203,454,483
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$2,608,815	$—	$2,608,815
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,268,325)	—	(1,268,325)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the
27

Notes to Financial Statements  - continued
position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$2,608,815	$(1,268,325)
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2021 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$3,900,324
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2021 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(4,940,890)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in
28

Notes to Financial Statements  - continued
segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required
29

Notes to Financial Statements  - continued
collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $19,804,877. The fair value of the fund's investment securities on loan and a related liability of $21,125,395 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.
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Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, and certain preferred stock treated as debt for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/21	Year ended 10/31/20
Ordinary income (including any short-term capital gains)	$35,726,050	$48,830,086
Long-term capital gains	125,904,064	176,424,250
Total distributions	$161,630,114	$225,254,336
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/21
Cost of investments	$2,258,724,382
Gross appreciation	965,878,030
Gross depreciation	(19,807,439)
Net unrealized appreciation (depreciation)	$ 946,070,591
Undistributed ordinary income	23,603,383
Undistributed long-term capital gain	113,496,113
Other temporary differences	(46,905)
Total distributable earnings (loss)	$1,083,123,182
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to
31

Notes to Financial Statements  - continued
shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/21	Year ended 10/31/20
Class A	$94,477,039	$124,296,158
Class B	2,887,495	5,340,809
Class C	10,265,504	20,315,084
Class I	35,337,329	45,518,799
Class R1	240,493	377,701
Class R2	2,050,092	3,503,734
Class R3	10,618,983	16,863,415
Class R4	1,386,227	2,724,606
Class R6	4,366,952	6,314,030
Total	$161,630,114	$225,254,336
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $3 billion	0.60%
In excess of $3 billion and up to $10 billion	0.55%
In excess of $10 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended October 31, 2021, this management fee reduction amounted to $386,985, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.58% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $132,685 for the year ended October 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
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Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 4,776,812
Class B	0.75%	0.25%	1.00%	1.00%	581,751
Class C	0.75%	0.25%	1.00%	1.00%	1,761,959
Class R1	0.75%	0.25%	1.00%	1.00%	51,784
Class R2	0.25%	0.25%	0.50%	0.50%	208,909
Class R3	—	0.25%	0.25%	0.25%	513,477
Total Distribution and Service Fees					$7,894,692
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2021, this rebate amounted to $1,169, $50, $5, $55, $6, and $64 for Class A, Class B, Class C, Class R1, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2021, were as follows:
Amount
Class A	$3,911
Class B	25,755
Class C	5,812
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2021, the fee was $471,406, which equated to 0.0148% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,097,159.
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Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.0131% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $5,265,397. The sales transactions resulted in net realized gains (losses) of $962,614.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended October 31, 2021, this reimbursement amounted to $148,110, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended October 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $362,738,085 and $692,895,417, respectively.
34

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,874,900	$180,815,780	8,208,261	$175,835,077
Class B	14,845	335,287	38,789	827,910
Class C	513,953	11,949,650	757,028	16,465,110
Class I	4,844,245	112,942,915	6,660,790	143,615,462
Class R1	44,031	1,017,001	71,085	1,530,447
Class R2	348,948	8,065,585	378,555	8,221,959
Class R3	915,406	21,468,572	863,414	18,779,058
Class R4	212,326	4,877,568	354,595	7,700,832
Class R6	1,163,315	27,227,539	964,865	21,303,243
	15,931,969	$368,699,897	18,297,382	$394,279,098
Shares issued to shareholders in reinvestment of distributions
Class A	3,919,494	$88,691,610	5,314,607	$118,323,319
Class B	116,278	2,605,823	211,649	4,717,683
Class C	451,868	10,123,119	806,571	17,971,808
Class I	1,373,518	31,251,843	1,800,295	40,214,092
Class R1	10,756	240,493	17,007	377,693
Class R2	90,390	2,036,094	153,685	3,421,186
Class R3	469,846	10,618,947	756,956	16,863,343
Class R4	55,445	1,256,825	114,645	2,564,559
Class R6	131,172	2,987,409	194,468	4,345,663
	6,618,767	$149,812,163	9,369,883	$208,799,346
Shares reacquired
Class A	(12,553,103)	$(292,087,220)	(16,052,170)	$(341,612,028)
Class B	(1,037,361)	(23,985,070)	(1,563,212)	(33,277,541)
Class C	(5,513,991)	(124,958,158)	(6,652,430)	(141,067,822)
Class I	(7,059,825)	(164,223,053)	(9,201,704)	(193,594,078)
Class R1	(83,982)	(1,929,069)	(128,074)	(2,648,049)
Class R2	(617,443)	(14,268,315)	(1,154,836)	(24,400,870)
Class R3	(2,472,316)	(57,585,546)	(4,192,699)	(89,423,643)
Class R4	(365,253)	(8,494,981)	(1,421,419)	(30,245,064)
Class R6	(1,533,100)	(35,638,393)	(1,595,753)	(33,108,715)
	(31,236,374)	$(723,169,805)	(41,962,297)	$(889,377,810)
35

Notes to Financial Statements  - continued
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	(758,709)	$(22,579,830)	(2,529,302)	$(47,453,632)
Class B	(906,238)	(21,043,960)	(1,312,774)	(27,731,948)
Class C	(4,548,170)	(102,885,389)	(5,088,831)	(106,630,904)
Class I	(842,062)	(20,028,295)	(740,619)	(9,764,524)
Class R1	(29,195)	(671,575)	(39,982)	(739,909)
Class R2	(178,105)	(4,166,636)	(622,596)	(12,757,725)
Class R3	(1,087,064)	(25,498,027)	(2,572,329)	(53,781,242)
Class R4	(97,482)	(2,360,588)	(952,179)	(19,979,673)
Class R6	(238,613)	(5,423,445)	(436,420)	(7,459,809)
	(8,685,638)	$(204,657,745)	(14,295,032)	$(286,299,366)
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2021, the fund’s commitment fee and interest expense were $12,301 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$14,784,441	$341,784,786	$334,754,202	$—	$—	$21,815,025
36

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$11,883	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
37

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Utilities Fund and the Board of Trustees of
MFS Series Trust VI
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
38

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
December 15, 2021
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 58)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
42

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
43

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Claud Davis J. Scott Walker
44

Board Review of Investment Advisory Agreement
MFS Utilities Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
45

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2020, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s five-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2020, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided
46

Board Review of Investment Advisory Agreement - continued
by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $3 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
47

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
48

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $138,865,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
49

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
50

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
52

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CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2021 and 2020, audit fees billed to each Fund by E&Y were as follows:

	Audit Fees
	2021	2020
Fees billed by E&Y:
MFS Global Equity Fund	53,941	53,207
MFS Global Total Return Fund	62,939	62,081
MFS Utilities Fund	49,332	48,662

Total	166,212	163,950

For the fiscal years ended October 31, 2021 and 2020, fees billed by E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS Global Equity Fund	0	0	10,256	10,106	1,713	1,782
To MFS Global Total Return Fund	0	0	11,665	11,495	1,412	1,505
To MFS Utilities Fund	0	0	9,456	9,316	1,757	1,889
Total fees billed by E&Y To above Funds	0	0	31,377	30,917	4,882	5,176

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Equity Fund*	1,663,649	1,790,828	0	0	110,620	104,750
To MFS and MFS Related Entities of MFS Global Total Return Fund*	1,663,649	1,790,828	0	0	110,620	104,750
To MFS and MFS Related Entities of MFS Utilities Fund*	1,663,649	1,790,828	0	0	110,620	104,750

	Aggregate fees for non-audit services:
	2021	2020
Fees billed by E&Y:
To MFS Global Equity Fund, MFS and MFS Related Entities#	2,002,937	2,118,196
To MFS Global Total Return Fund, MFS and MFS Related Entities#	2,004,047	2,119,308
To MFS Utilities Fund, MFS and MFS Related Entities#	2,002,182	2,117,513

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE .

	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT .

	(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

	(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST VI

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 15, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 15, 2021

*	Print name and title of each signing officer under his or her signature.